UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
 ____________________________________________________

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CAESARS ACQUISITION COMPANY
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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One Caesars Palace Drive
Las Vegas, Nevada 89109
April 14, 2014
Dear Fellow Stockholders:
We cordially invite you to attend our 2014 Annual Meeting of Stockholders, which will be held on Thursday, May 8, 2014, at 10:00 a.m. in the Concert Venue at Harrah's Resort Atlantic City, Atlantic City, New Jersey.
At the meeting, we will vote on proposals to elect two directors, ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014 and approve our performance incentive plan.
Whether or not you expect to attend the meeting, please promptly complete, sign, date and return the enclosed proxy card, or grant your proxy electronically over the Internet or by telephone, so that your shares will be represented at the meeting. If you do attend, you may vote in person even if you have sent in your proxy card or voted electronically or by telephone.
We look forward to seeing you at the meeting.

Sincerely,

Mitch Garber President and Chief Executive Officer

One Caesars Palace Drive
Las Vegas, Nevada 89109
____________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 8, 2014
____________________________________

To the Stockholders of Caesars Acquisition Company:
Caesars Acquisition Company will hold its annual meeting of stockholders in the Concert Venue at Harrah's Resort Atlantic City, Atlantic City, New Jersey on Thursday, May 8, 2014, at 10:00 a.m. Eastern Time, for the following purposes:

1.
To elect two nominees to serve as Class I directors of the Company, as recommended by the Nominating and Corporate Governance Committee of the Board of Directors, for three-year terms, with each director to serve until the 2017 annual meeting of the stockholders of the Company or until such director’s respective successor is duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

3.	To approve the Caesars Acquisition Company 2014 Performance Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.
Only stockholders that owned Caesars Acquisition Company Class A common stock at the close of business on March 17, 2014 are entitled to notice of and may vote at this meeting or any adjournment of the meeting. A list of Caesars Acquisition Company stockholders of record will be available at the company’s corporate headquarters located at One Caesars Palace Drive, Las Vegas, Nevada 89109, during ordinary business hours, for 10 days prior to the annual meeting.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ENSURE THE PRESENCE OF A QUORUM, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR COMPLETE, DATE, AND SIGN A PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.
By Order of the Board of Directors,
Michael Cohen
Corporate Secretary
Las Vegas, Nevada
April 14, 2014

One Caesars Palace Drive
Las Vegas, Nevada 89109
PROXY STATEMENT

One Caesars Palace Drive
Las Vegas, Nevada 89109
____________________________________
Proxy Statement for Annual Meeting of Stockholders
to be held on May 8, 2014
____________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 8, 2014
The Company’s Proxy Statement (including sample proxy card) and 2013 Annual Report to Stockholders are available on our website at www.caesarsacquisitioncompany.com. Additionally, and in accordance with Securities and Exchange Commission rules, you may access our proxy materials, including the Company’s Proxy Statement and 2013 Annual Report to Stockholders at https://www.proxydocs.com/cacq.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2014
COMMONLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	WHEN WAS THIS PROXY STATEMENT FIRST MAILED OR MADE AVAILABLE TO STOCKHOLDERS?

A:
This proxy statement was first mailed or made available to stockholders of Caesars Acquisition Company (“CAC”, “we” or the “Company”) on or about April 14, 2014. Our 2013 Annual Report to Stockholders is being mailed or made available with this proxy statement. The annual report is not part of the proxy solicitation materials.

Q:	WHAT IS THE PURPOSE OF THE ANNUAL MEETING AND WHAT AM I VOTING ON?

A:	At the annual meeting you will be voting on three proposals:

1.
The election of two directors to serve as Class I directors to serve until the 2017 annual meeting of the stockholders of the Company or until such director’s respective successor is duly elected and qualified. This year’s board nominees are:

•	Marc Beilinson

•	Philip Erlanger

2.	A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

3.	A proposal to approve the Caesars Acquisition Company 2014 Performance Incentive Plan.

Q:	WHAT ARE THE BOARD’S VOTING RECOMMENDATIONS?

A:	The board of directors is soliciting this proxy and recommends the following votes:

1.	FOR each of the director nominees.

2.	FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

3.	FOR approval of the Caesars Acquisition Company 2014 Performance Incentive Plan.

Q:	WHO MAY ATTEND THE ANNUAL MEETING?

A:
Stockholders of record as of the close of business on March 17, 2014, which is the “Record Date,” or their duly appointed proxies, may attend the meeting. “Street name” holders (those whose shares are held through a broker or other nominee) must bring a copy of a brokerage statement reflecting their ownership of our Class A common stock as of the Record Date. Space limitations may make it necessary to limit attendance to stockholders and valid picture identification is required. Cameras, recording devices, and other electronic devices are not permitted at the meeting. Registration will begin at 9:30 a.m. local time and the annual meeting will commence at 10:00 a.m local time, in the Concert Venue, Harrah's Resort Atlantic City, Atlantic City, New Jersey.

Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

A:
Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of and participate in the annual meeting. Each outstanding share of Class A common stock is entitled to one vote on each matter presented. As of the Record Date, we had 135,771,882 shares of Class A common stock outstanding. Any stockholder entitled to vote may vote either in person or by duly authorized proxy. Cumulative voting is not permitted with respect to the election of directors or any other matter to be considered at the annual meeting.

Q:	WHO IS SOLICITING MY VOTE?

A:
The Company’s Board of Directors is sending you and making available this proxy statement in connection with the solicitation of proxies for use at the annual meeting. The Company pays the cost of soliciting proxies. Proxies may be solicited in person or by telephone, facsimile, electronic mail, or other electronic medium by certain of our directors, officers, and employees, without additional compensation. Forms of proxies and proxy materials may also be distributed through brokers, custodians, and other like parties to the beneficial owners of shares of our Class A common stock, in which case we will reimburse these parties for their reasonable out-of-pocket expenses.

Q:	WHAT IS THE VOTE REQUIRED TO ELECT DIRECTORS?

A:
Directors are elected by a plurality of the votes cast in person or by proxy at the annual meeting and entitled to vote on the election of directors. “Plurality” means that the nominees receiving the greatest number of affirmative votes will be elected as directors, up to the number of directors to be chosen at the meeting. Any votes attempted to be cast “against” a candidate are not given legal effect and are not counted as votes cast in the election of directors. Therefore, any shares that are not voted, whether by withheld authority, broker non-vote or otherwise, have no effect in the election of directors except to the extent that the failure to vote for any individual results in another individual receiving a relatively larger number of votes.

Q:	WHAT IS THE VOTE REQUIRED TO APPROVE THE RATIFICATION OF DELOITTE & TOUCHE LLP?

A:
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014 must receive the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the annual meeting and entitled to vote at the annual meeting.

Q:	WHAT IS THE VOTE REQUIRED TO APPROVE THE CAESARS ACQUISITION COMPANY 2014 PERFORMANCE INCENTIVE PLAN?

A:
The proposal to approve the Caesars Acquisition Company 2014 Performance Incentive Plan must receive the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy at the annual meeting and entitled to vote at the annual meeting.

Q:	WILL THERE BE OTHER MATTERS TO VOTE ON AT THIS ANNUAL MEETING?

A:
We are not aware of any other matters that you will be asked to vote on at the annual meeting. Other matters may be voted on if they are properly brought before the annual meeting in accordance with our by-laws. If other matters are properly brought before the annual meeting, then the named proxies will vote the proxies they hold in their discretion on such matters.

For matters to be included in our proxy materials for annual meeting, proposals must have been received by our Corporate Secretary no later than January 15, 2014. For matters to be properly brought before the annual meeting, we must have received written notice, together with specified information, not earlier than December 16, 2013 and not later than January 15, 2014. We did not receive notice of any matters by the deadlines for this year’s annual meeting.

Q:	WHAT CONSTITUTES A QUORUM?

A:
The presence, in person or by proxy, of the holders of record of shares of our capital stock entitling the holders thereof to cast a majority of the votes entitled to be cast by the holders of shares of capital stock entitled to vote at the annual meeting constitutes a quorum. There must be a quorum for business to be conducted at the meeting. Failure of a quorum to be represented at the annual meeting will necessitate an adjournment or postponement of the meeting and will subject the Company to additional expense. Votes withheld from any nominee for director, abstentions, and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum.

Q:	WHAT IF I ABSTAIN FROM VOTING?

A:
If you attend the meeting or send in your signed proxy card, you will still be counted for purposes of determining whether a quorum exists. If you abstain from voting on Proposal 1, 2 or 3, your abstention will have no effect on the outcome of the vote on any of the proposals.

Q:	WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD OR VOTE BY TELEPHONE OR OVER THE INTERNET?

A:
If you are a registered stockholder and you do not sign and return your proxy card or vote by telephone or over the Internet, your shares will not be voted at the annual meeting. Questions concerning stock certificates and registered stockholders may be directed to Computershare, P.O. Box 30170, College Station, TX 77842-3170 or Computershare, 211 Quality Circle, Ste. 210, College Station, TX 77845 or by telephone at 800-962-4284. If your shares are held in street name and you do not issue instructions to your broker, your broker may vote shares at its discretion on routine matters, but may not vote your shares on non-routine matters. Under applicable stock market rules, Proposal 2 relating to the ratification of the appointment of the independent registered public accounting firm is deemed to be a routine matter and brokers and nominees may exercise their voting discretion without receiving instructions from the beneficial owners of the shares. Proposals 1 and 3 are non-routine matters and, therefore, may only be voted in accordance with instructions received from the beneficial owners of the shares.

Q:	WHAT IS A “BROKER NON-VOTE”?

A:
Under the rules of the stock exchanges, brokers and nominees may exercise their voting discretion without receiving instructions from the beneficial owner of the shares on proposals that are deemed to be routine matters. If a proposal is a non-routine matter, a broker or nominee may not vote the shares on the proposal without receiving instructions from the beneficial owner of the shares. If a broker turns in a proxy card expressly stating that the broker is not voting on a non-routine matter, such action is referred to as a “broker non-vote.”

Q:	WHAT IS THE EFFECT OF A BROKER NON-VOTE?

A:	Broker non-votes will be counted for purposes of determining the presence of a quorum but will not be counted for purposes of determining the outcome on Proposal 1, Proposal 2 or Proposal 3.

Q:	HOW DO I VOTE IF MY SHARES ARE REGISTERED DIRECTLY IN MY NAME?

A:
We offer four methods for you to vote your shares at the annual meeting. While we offer four methods, we encourage you to vote through the Internet or by telephone, as they are the most cost-effective methods. We also recommend that you vote as soon as possible, even if you are planning to attend the annual meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective alternatives to returning your proxy card by mail. There is no charge to vote your shares via the Internet, though you may incur costs associated with electronic access, such as usage charges from Internet access providers. If you choose to vote your shares through the Internet or by telephone, there is no need for you to mail your proxy card.

You may (i) vote in person at the annual meeting or (ii) authorize the persons named as proxies on the enclosed proxy card, Mitch Garber and Craig Abrahams, to vote your shares by returning the enclosed proxy card by mail, through the Internet or by telephone.

•	By internet: Go to www.proxypush.com/CACQ. Have your proxy card available when you access the website. You will need the control number from your proxy card to vote.

•
By telephone: Call 866-416-3840 toll-free (in the United States, U.S. territories and Canada), on a touch-tone telephone. Have your proxy card available when you call. You will need the control number from your proxy card to vote.

•	By mail: Complete, sign and date the proxy card, and return it in the postage paid envelope provided with the proxy material.

Q:	HOW DO I VOTE MY SHARES IF THEY ARE HELD IN THE NAME OF MY BROKER (STREET NAME)?

A:
If your shares are held in street name, you will receive a form from your broker or nominee seeking instruction as to how your shares should be voted. You should contact your broker or other nominee with questions about how to provide or revoke your instructions.

Q:	WHO WILL COUNT THE VOTE?

A:	Mediant Communications, LLC has been engaged as our independent inspector of election to tabulate stockholder votes for the 2014 annual meeting.

Q:	CAN I CHANGE MY VOTE AFTER I RETURN OR SUBMIT MY PROXY?

A:
Yes. Even after you have submitted your proxy, you can revoke your proxy or change your vote at any time before the proxy is exercised by appointing a new proxy or by providing written notice to the Corporate Secretary or acting secretary of the meeting and by voting in person at the meeting. Presence at the annual meeting of a stockholder who has appointed a proxy does not in itself revoke a proxy.

Q:	MAY I VOTE AT THE ANNUAL MEETING?

A:
If you complete a proxy card, or vote through the Internet or by telephone, then you may still vote in person at the annual meeting. To vote at the meeting, please give written notice that you would like to revoke your original proxy to the Corporate Secretary or acting secretary of the meeting.

If a broker, bank or other nominee holds your shares and you wish to vote in person at the annual meeting you must obtain a proxy issued in your name from the broker, bank or other nominee; otherwise you will not be permitted to vote in person at the annual meeting.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:
We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the annual meeting. All reports we file with the SEC are available when filed. Please see the question “Where to Find Additional Information” below.

Q:	WHEN ARE STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS DUE FOR THE 2015 ANNUAL MEETING?

A:
Under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporate Secretary must receive a stockholder proposal no later than November 28, 2014 in order for the proposal to be considered for inclusion in our proxy materials for the 2015 annual meeting. To otherwise bring a proposal or nomination before the 2015 annual meeting, you must comply with our by-laws. Currently, our by-laws require written notice to the Corporate Secretary between January 8, 2015 or after February 7, 2015. The purpose of this requirement is to assure adequate notice of, and information regarding, any such matter as to which stockholder action may be sought. If we receive your notice before January 8, 2015 or after February 7, 2015, then your proposal or nomination will be untimely. In addition, your proposal or nomination must comply with the procedural provisions of our by-laws. If you do not comply with these procedural provisions, your proposal or nomination can be excluded. Should the board nevertheless choose to present your proposal, the named proxies will be able to vote on the proposal using their best judgment.

Q:	HOW MANY COPIES SHOULD I RECEIVE IF I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER?

A:
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to our Corporate Secretary at Caesars Acquisition Company, One Caesars Palace Drive, Las Vegas, Nevada 89109, or by calling the Corporate Secretary at (702) 407-6000. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	HOW DOES THE RECENT RIGHTS OFFERNING AND OUR RECENT LISTING ON NASDAQ AFFECT THIS PROXY STATEMENT?

A:
On October 21, 2013, (i) CAC, Caesars Growth Partners, LLC (“Growth Partners”) and Caesars Entertainment Corporation (“CEC”) and its subsidiaries consummated the Contribution Transaction (as defined below), (ii) affiliates of Apollo Global Management, LLC (“Apollo”) and affiliates of TPG Global, LLC (“TPG” and, together with Apollo, the “Sponsors”) exercised their basic subscription rights in full to purchase $457.8 million worth of our Class A common stock at a price of $8.64 per whole share and CAC used such proceeds to acquire all of the voting units of Growth Partners, and (iii) Growth Partners used the proceeds to consummate the Purchase Transaction (as defined below, and together with the Contribution Transaction, the “Transactions”). In connection with the consummation of the Transactions, CEC contributed all of the shares of Caesars Interactive Entertainment, Inc.’s (“CIE”) outstanding common stock held by a subsidiary of CEC and approximately $1.1 billion in aggregate principal amount of senior notes (the “CEOC Notes”) previously issued by Caesars Entertainment Operating Company, Inc. (“CEOC”) that are owned by another subsidiary of CEC in exchange for non-voting units of Growth Partners (collectively, the “Contribution Transaction”). Additionally, on October 21, 2013, Growth Partners used $360.0 million of proceeds received from CAC to purchase from subsidiaries of CEC (i) the Planet Hollywood Resort and Casino Located in Las Vegas, Nevada, (ii) CEC’s joint venture interests in a casino to be developed by CBAC Gaming, LLC (the “Maryland Joint Venture”) in Baltimore, Maryland , and (iii) a 50% interest in the management fee revenues for both of those properties (collectively, the “Purchase Transaction”). Also on October 21, 2013, CEC distributed to its stockholders as of October 17, 2013 subscription rights to purchase shares of our Class A common stock in connection with a rights offering (the “Rights Offering”). The Rights Offering closed on November 18, 2013 and our Class A common stock began trading on the NASDAQ Global Select Market under the symbol “CACQ” on November 19, 2013. As a result of the consummation of the Rights Offering, we are holding our first annual meeting of stockholders as a public company. This is therefore the first proxy statement that we are sending to our stockholders for an annual meeting. To the extent that this proxy statement describes actions or information prior to November 19, 2013, they occurred prior to our becoming a public company, and therefore at a time when various SEC and NASDAQ rules did not yet apply to us.

Q:	CAN YOU DESCRIBE THE ASSET PURCHASE TRANSACTION CAESARS ACQUISITION COMPANY ANNOUNCED ON MARCH 3, 2014?

A:
On March 1, 2014, CAC entered into a transaction agreement (the “Property Sale Agreement”) by and among CEC, CEOC, Caesars License Company, LLC, Harrah’s New Orleans Management Company ("HNOMC"), Corner Investment Company, LLC, 3535 LV Corp., Parball Corporation, JCC Holding Company II, LLC and Growth Partners. Pursuant to the terms of the Property Sale Agreement, Growth Partners (or one or more of its designated direct or indirect subsidiaries) agreed to acquire from CEOC or one or more of its affiliates, (i) The Cromwell (f/k/a Bill’s Gamblin’ Hall & Saloon), The Quad Resort & Casino ("The Quad"), Bally’s Las Vegas and Harrah’s New Orleans (each a “Property” and collectively, the “Properties”), (ii) 50% of the ongoing management fees and any termination fees payable under the Property Management Agreements to be entered between a property manager and the owners of each of the Properties (the “Property Management Agreements”); and (iii) certain intellectual property that is specific to each of the Properties.

The Property Sale Agreement was fully negotiated by and between a Special Committee of CEC’s Board of Directors (the “CEC Special Committee”) and a Special Committee of CAC’s Board of Directors (the “CAC Special Committee”), each comprised solely of independent directors, and was recommended by both committees and approved by the Boards of Directors of CEC and CAC. The CEC Special Committee, the CAC Special Committee and the Boards of Directors of CEC and CAC each received fairness opinions from firms with experience in valuation matters, which stated that, based upon and subject to (and in reliance on) the assumptions made, matters considered and limits of such review, in each case as set forth in the opinions, the purchase price was fair from a financial point of view to CEC and Growth Partners, respectively.
The transaction is subject to certain closing conditions, including the receipt of gaming and other required governmental approvals, accuracy of representations and warranties, compliance with covenants and receipt by CEC and the CEC Special Committee of certain opinions with respect to CEOC. In addition, the consummation of the transaction by CAC is subject to CAC’s receipt of financing on terms and conditions satisfactory to CAC and Growth Partners.

CORPORATE GOVERNANCE
Director Independence. Hamlet Holdings LLC (“Hamlet Holdings”), the members of which are comprised of an equal number of individuals affiliated with each of the Sponsors, beneficially owns approximately 63.9% of our Class A common stock as of the Record Date, pursuant to an irrevocable proxy providing Hamlet Holdings with sole voting and sole dispositive power over those shares, and, as a result, the Sponsors have the power to elect all of our directors. As a result, we are a “controlled company” under NASDAQ corporate governance standards, and we have elected not to comply with the NASDAQ corporate governance requirement that a majority of our Board and human resources (i.e., compensation) and nominating and corporate governance committees consist of independent directors. See “Certain Relationships and Related Person Transactions.”
Our Board of Directors affirmatively determines the independence of each director and director nominee in accordance with guidelines it has adopted, which include all elements of independence set forth in the applicable rules of listing standards of NASDAQ. These guidelines are contained in our Corporate Governance Guidelines which are posted on the Corporate Governance page of our web site located at http://investor.caesarsacquisitioncompany.com.
As of the date of this proxy statement, our Board of Directors consisted of seven members: Marc Rowan, David Sambur, Karl Peterson, Philip Erlanger, Dhiren Fonseca, Marc Beilinson and Don Kornstein. Based upon the listing standards of the NASDAQ, we do not believe that Messrs. Rowan, Sambur, or Peterson would be considered independent because of their relationships with certain affiliates of the Sponsors and other relationships with us. Our Board of Directors has affirmatively determined that Messrs. Fonseca, Beilinson, Erlanger and Kornstein are independent from our management under the NASDAQ listing standards. The Board has also affirmatively determined that Messrs. Beilinson, Erlanger and Kornstein, members of our Audit Committee, each meet the independence requirements of Rule 10A-3 of the Exchange Act.
Executive Sessions. Our Corporate Governance Guidelines provide that the independent directors shall meet at least twice annually in executive session.
Stockholder Nominees. Our by-laws provide that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders must provide timely notice of their proposal in writing to the Secretary of the Company. Generally, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices, addressed to the secretary of the Company, no earlier than 120 days and no later than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting (which anniversary date, in the case of this annual meeting (i.e., our first annual meeting following the closing of the Rights Offering), shall be deemed to be April 15, 2014); provided, however, that if the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the preceding year’s annual meeting, to be timely the stockholder notice must be received no earlier than 120 days before such annual meeting and no later than the later of 90 days before such annual meeting or the tenth day after the day on which public disclosure of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders commence a new time period (or extend any time period) for the giving of the stockholder notice. You should consult our by-laws for more detailed information regarding the process by which stockholders may nominate directors. Our by-laws are posted on the Corporate Governance page of our web site located at http://investor.caesarsacquisitioncompany.com.
Board Committees. Our Board has four standing committees: the Audit Committee, the Human Resources Committee, the Nominating and Corporate Governance Committee and the Executive Committee. The Board has determined that all of the members of the Audit Committee and two of the members of the Nominating and Corporate Governance Committee are independent as defined in the NASDAQ listing standards and in our Corporate Governance Guidelines. The Board has adopted a written charter for each of these committees. The charters for each of these committees are available on the Corporate Governance page of our web site located at http://investor.caesarsacquisitioncompany.com.

The chart below reflects the current composition of the standing committees:

Name of Director	Audit	Human Resources	Nominating and Corporate Governance	Executive
Marc Rowan		X		X
David Sambur			X
Karl Peterson		X		X
Marc Beilinson	X		X
Philip Erlanger	X		X
Dhiren Fonseca
Don Kornstein	X	X
Audit Committee
Our audit committee consists of Marc Beilinson, Philip Erlanger and Don Kornstein. Our audit committee met on two occasions during 2013. Our Board has determined that Mr. Beilinson qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that Messrs. Beilinson, Erlanger and Kornstein are independent as independence is defined in Rule 10A-3 of the Exchange Act and under the NASDAQ listing standards. The purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of our financial statements, provide an avenue of communication among our independent auditors, management, our internal auditors and our Board, and prepare the audit-related report required by the SEC to be included in our annual proxy statement or annual report on Form 10-K. The principal duties and responsibilities of our audit committee are to oversee and monitor the following:

•	preparation of annual audit committee report to be included in our annual proxy statement;

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.
The audit committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.

Human Resources Committee
The HRC serves as our compensation committee with the specific purpose of designing, approving, and evaluating the administration of our compensation plans, policies, and programs. The HRC’s role is to ensure that compensation programs are designed to encourage high performance, promote accountability and align employee interests with the interests of our stockholders. The HRC is also charged with reviewing and approving the compensation of the Chief Executive Officer and our other senior executives, including all of the named executive officers, as well as providing oversight concerning selection of officers and management succession planning. The HRC operates under our Human Resources Committee Charter. The HRC Charter was adopted as of October 18, 2013. It is reviewed no less than once per year with any recommended changes presented to our Board for approval.
The HRC currently consists of Marc Rowan, Karl Peterson and Don Kornstein. The qualifications of the HRC members stem from roles as corporate leaders, private investors, and board members of several large corporations. Their knowledge, intelligence, and experience in company operations, financial analytics, business operations, and understanding of human capital management enables the members to carry out the objectives of the HRC. We have chosen the “controlled company” exception under the NASDAQ rules which exempts us from the requirement that we have a compensation committee composed entirely of independent directors.
In fulfilling its responsibilities, the HRC is entitled to delegate any or all of its responsibilities to a subcommittee of the HRC or to specified executives of Caesars, except that it may not delegate its responsibilities for any matters where it has determined such compensation is intended to comply with the exemptions under Section 16(b) of the Exchange Act.
HRC Consultant Relationships. The HRC has the authority to engage services of independent legal counsel, consultants and subject matter experts in order to analyze, review, recommend and approve actions with regard to Board compensation, executive officer compensation, or general compensation and plan provisions. We provide for appropriate funding for any such services commissioned by the HRC. These consultants are used by the HRC for purposes of executive compensation review, analysis, and recommendations. With respect to 2013 compensation, the HRC did not engage any consultants.

2013 HRC Activity
The HRC did not meet in 2013; however, the HRC did meet on February 10, 2014 and as delineated in the Human Resources Committee Charter, the HRC provided approval for the payout of bonuses to our NEOs under the CIE Annual Management Bonus Plan.
Role of Human Resources Committee. The HRC has sole authority in setting the material compensation of our senior executives, including base pay, incentive pay and equity awards. The HRC receives information and input from CEC's Executive Vice President of Human Resources, and CEC's Vice President of Compensation and Leadership, each pursuant to the CGP Management Services Agreement (as described below under "Certain Relationships and Related Party Transactions") and our senior executives, to help establish these material compensation determinations, but the HRC is the final arbiter on these decisions.
Role of Company executives in establishing compensation. When determining the pay levels for the Chief Executive Officer and our Chief Financial Officer, the HRC solicits advice and counsel from internal and may solicit advice from external resources. Under the CGP Management Services Agreement, we utilize the services of the Chief Executive Officer, Chief Financial Officer and Executive Vice President, Human Resources, of CEC and Vice President of Compensation and Leadership, of CEC as resources. The Executive Vice President, Human Resources, of CEC is responsible for helping to develop and implement our business plans and strategies for all company-wide human resource functions, as well as day-to-day human resources operations. Our Chief Financial Financial Officer and the Vice President of Compensation and Leadership, of CEC, are responsible for the design, execution, and daily administration of our compensation, benefits, and human resources shared-services operations. The Executive Vice President, Human Resources, of CEC, and Vice President of Compensation and Leadership, of CEC, attend the HRC meetings, at the request of the HRC, and act as a source of informational resources and serve in an advisory capacity. Based on the CGP Management Services Agreement, the Corporate Secretary of CEC is also in attendance at each of the HRC meetings and, with assistance of the Law Department of CEC, oversees the legal aspects of our executive compensation and benefit plans, updates the HRC regarding changes in laws and regulations affecting our compensation policies, and records the minutes of each HRC meeting.
Role of outside consultants in establishing compensation. Our Chief Financial Officer and the Executive Vice President, Human Resources, of CEC, and Vice President of Compensation and Leadership, of CEC, may engage outside consultants to provide advice related to our compensation policies. During 2013, the HRC did not engage any outside consultants.
Nominating and Corporate Governance Committee
Our Board has established a nominating and corporate governance committee whose members are David Sambur, Marc Beilinson and Philip Erlanger. Our nominating and corporate governance committee did not meet in 2013. The principal duties and responsibilities of the nominating and corporate governance committee are as follows:

•	to establish criteria for board and committee membership and recommend to our Board proposed nominees for election to the Board and for membership on committees of our Board;

•	to make recommendations regarding proposals submitted by our stockholders; and

•	to make recommendations to our Board regarding board governance matters and practices.
We have chosen the “controlled company” exception under the NASDAQ rules which exempts us from the requirement that we have a nominating and corporate governance committee composed entirely of independent directors.
Executive Committee
Our executive committee consists of Karl Peterson and Marc Rowan. The executive committee has all the powers of our Board in the management of our business and affairs other than those enumerated in its charter, including without limitation, the establishment of additional committees or subcommittees of our Board and the delegation of authority to such committees and subcommittees, and may act on behalf of our Board to the fullest extent permitted under Delaware law and our organizational documents. The executive committee serves at the pleasure of our Board and may act by a majority of its members, provided that at least one member affiliated with TPG and Apollo must approve any action of the executive committee. This committee and any requirements or voting mechanics or participants may continue or be changed if Apollo and TPG no longer own a controlling interest in us.
Director Qualifications. The Board of Directors seeks to ensure the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. In identifying candidates for membership on the Board, the Board takes into account (1) minimum individual qualifications, such as high ethical standards, integrity, mature and careful judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board and (2) all other factors it considers appropriate, including alignment with our stockholders, especially investment funds affiliated with the Sponsors. While we do not have any specific diversity policies for considering Board candidates, we believe each director contributes to the Board of Directors’ overall diversity, meaning a variety of opinions, perspectives, personal and professional experiences and backgrounds.

When considering whether the Board’s directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board focused primarily on the information discussed in each of the Board members’ biographical information set forth below under “Proposal 1-Election of Directors.”
Each of the Company’s directors possesses high ethical standards, acts with integrity, and exercises careful, mature judgment. Each is committed to employing their skills and abilities to aid the long-term interests of the stakeholders of the Company. In addition, our directors are knowledgeable and experienced in one or more business, governmental, or civic endeavors, which further qualifies them for service as members of the Board. Alignment with our stockholders is important in building value at the Company over time.
Each of the directors other than Messrs. Beilinson, Erlanger, Fonseca and Kornstein was elected to the Board pursuant to the Omnibus Voting Agreement (as defined below). Under the Omnibus Voting Agreement, until we cease to be a “controlled company” within the meaning of the NASDAQ rules, each of the Sponsors have the right to nominate two directors to our Board of Directors. In addition, under the Omnibus Voting Agreement, until we cease to be a “controlled company” each of the Sponsors has the right to designate two members of each committee of our Board of Directors except to the extent that such a designee is not permitted to serve on a committee under applicable law, rule, regulation or listing standards. Pursuant to the Omnbius Voting Agreement, Messrs. Rowan and Sambur were appointed to the Board as a consequence of their respective relationships with Apollo and Mr.  Peterson was appointed to the Board as a consequence of his respective relationship with TPG.
Criteria for Director Nomination. Our Nominating and Corporate Governance Committee identifies and recommends to the Board persons to be nominated to serve as directors of the Company. Directors are selected based on, among other things, understanding of elements relevant to the success of a large publicly traded company, understanding of the Company’s business and educational and professional background. The Nominating and Corporate Governance Committee also considers the requirements of any stockholders or voting agreements in existence (as such may be amended from time to time), including but not limited to the Omnibus Voting Agreement, which governs the composition requirements of the Company’s Board of Directors and committees. In recruiting and evaluating new director candidates, the Nominating and Corporate Governance Committee also considers such factors as industry background, financial and business experience, public company experience, other relevant education and experience, general reputation, independence and diversity. The Company endeavors to have a Board composition encompassing a broad range of skills, expertise, industry knowledge and diversity of background and experience. The Nominating and Corporate Governance Committee considers, consistent with applicable law, the Company’s certificate of incorporation and by-laws and the criteria set forth in our Corporate Governance Guidelines, and any candidates proposed by any senior executive officer, director or stockholder.
In addition, individual directors and any person nominated to serve as a director should demonstrate high ethical standards and integrity in their personal and professional dealings and be willing to act on and remain accountable for their boardroom decisions, and be in a position to devote an adequate amount of time to the effective performance of director duties.
Prior to nominating a person to serve as a director, the Nominating and Corporate Governance Committee evaluates the candidate based on the criteria described above. In addition, prior to accepting renomination, each director should evaluate himself or herself as to whether he or she satisfies the criteria described above.
Board Leadership Structure. Our Board is currently comprised of seven members. Four of the directors on our Board are independent and the three remaining directors are affiliated with our Sponsors. Our Chief Executive Officer does not serve as chairman or a director on our Board. Our Sponsors, through Hamlet Holdings, have sole voting and dispositive control over 66.3% of our Class A common stock and have the power to elect all of our directors. As a result of this controlled structure, our

Board has not appointed a chairman of the Board at this time. The secretary attends the meetings of the Board and sets the agenda for those meetings as advised by the Board.
Board’s Role in Risk Oversight. The Board exercises its role in the oversight of risk as a whole and through the Audit Committee. The Audit Committee receives regular reports from the Company’s risk management and compliance departments.
Board Meetings and Committees; Policy Regarding Director Attendance at Annual Meeting of Stockholders. During 2013, our Board of Directors held two meetings. All directors attended at least 75% of the Board meetings and meetings of the committees of the Board on which the director served except for Mr. Peterson, who attend fewer than 75% of the Audit Committee meetings. Following the consummation of the Rights Offering, it is our policy that directors are encouraged to attend the Company’s annual stockholder meeting.
Policy Regarding Communication with Board of Directors. Stockholders and other interested parties may contact the Board of Directors as a group or to any individual director by sending a letter (signed or anonymous) to: c/o Board of Directors, Caesars Acquisition Company, One Caesars Palace Drive, Las Vegas, NV 89109, Attention: Corporate Secretary.
We will forward all such communications to the applicable Board member(s), except for material that is unduly hostile, threatening, illegal or similarly unsuitable. In addition, the Company’s Board has requested that certain items which are unrelated to the duties and responsibilities of the Board should be excluded, such as product complaints, suggestions, resumes and other forms of job inquires, surveys and business solicitations or advertisements. The Law Department will review the communication and concerns will be addressed through our regular procedures for addressing such matters. Depending on the nature of the concern, management also may refer it to our internal audit, legal, finance or other appropriate department. If the volume of communication becomes such that the Board adopts a process for determining which communications will be relayed to Board members, that process will appear on the Corporate Governance page of our web site located at http://investor.caesarsacquisitioncompany.com.
Corporate Governance Guidelines. The Company has adopted Corporate Governance Guidelines that we believe reflect the Board’s commitment to a system of governance that enhances corporate responsibility and accountability. The Corporate Governance Guidelines contain provisions addressing the following matters, among others:

•	board composition (i.e., size);

•	director qualifications;

•	classification of directors into three classes;

•	director independence;

•	director retirement policy and changes in a non-employee director’s primary employment;

•	director term limits (and the lack thereof);

•	director responsibilities, including director access to officers and employees;

•	board meetings and attendance and participation at those meetings;

•	executive sessions;

•	board committees;

•	director orientation and continuing education;

•	chief executive officer evaluation and compensation;

•	director compensation;

•

•	management succession planning;

•	performance evaluation of the Board and its committees; and

•	public interactions.
The Corporate Governance Guidelines are available on the Corporate Governance page of our web site located at http://investor.caesarsacquisitioncompany.com. We intend to disclose any future amendments to the Corporate Governance Guidelines on our website.
Code of Ethics. We have a Code of Business Conduct and Ethics, which is applicable to all of our directors, officers and employees (the “Code of Ethics”). The Code of Ethics is available on the Corporate Governance page of our web site located at http://investor.caesarsacquisitioncompany.com. To the extent required pursuant to applicable SEC regulations, we intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer) at this location on our website or report the same on a Current Report on Form 8-K. Our Code of Ethics is available free of charge upon request to our Corporate Secretary, Caesars Acquisition Company, One Caesars Palace Drive, Las Vegas, Nevada 89109.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers and greater than ten-percent stockholders to file initial reports of ownership and reports of changes in ownership of any of our securities with the SEC and us. We believe that during the 2013 fiscal year, all of our directors, executive officers and greater than ten-percent stockholders complied with the requirements of Section 16(a). This belief is based on our review of forms filed or written notice that no reports were required.

PROPOSAL 1-ELECTION OF DIRECTORS
The current Board of Directors of Caesars consists of seven directors. Our Board of Directors recommends that the nominees listed below be elected as members of the Board of Directors at the annual meeting.
Pursuant to our certificate of incorporation, our Board of Directors is divided into three classes. The members of each class will serve for a staggered, three-year term. Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. Each of the nominees, if re-elected, will serve a three year term as a director until the annual meeting of stockholders in 2017 or until his respective successor is duly elected and qualified or until the earlier of his death, resignation or removal. If a nominee becomes unable or unwilling to accept nomination or election, the person or persons voting the proxy will vote for such other person or persons as may be designated by the Board of Directors, unless the Board of Directors chooses to reduce the number of directors serving on the Board. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve as a director if re-elected.

Name	Age (1)	Director Since	Position(s)
Directors whose terms will expire at the 2014 Annual Meeting
Marc Beilinson	55	2013	Director
Philip Erlanger	58	2013	Director

Directors whose terms will expire at the 2015 Annual Meeting
Karl Peterson	43	2013	Director
David Sambur	34	2013	Director
Don Kornstein	62	2014	Director

Director whose term will expire at the 2016 Annual Meeting
Marc Rowan	51	2013	Director
Dhiren Fonseca	49	2013	Director
______________________________

(1)	As of April 14, 2014.
As of February 28, 2014, the following is a brief description of the background and business experience of each of our directors and nominees as of :
Nominees
Marc Beilinson became a member of our board of directors in October 2013 and is an independent director under the NASDAQ Marketplace rules. Since August 2011, Mr. Beilinson has been the Managing Partner of Beilinson Advisory Group, a financial restructuring and hospitality advisory group that specializes in assisting distressed companies. Mr. Beilinson has served as Chief Restructuring Officer and Chief Executive Officer of Eagle Hospitality Properties Trust, Inc. since May 2011, and previously served as the Chief Restructuring Officer and Chief Executive Officer of Innkeepers USA Trust through March 2012. In 2007, Mr. Beilinson retired from Pachulski, Stang, Ziehl & Jones, a nationally recognized boutique law firm specializing in corporate reorganization, where he had practiced since 1992. Mr. Beilinson currently serves on the Board of Directors and Audit Committees of Athene Annuity and Life Insurance Company and MFG Assurance Company Limited. Mr. Beilinson has previously served on the Board of Directors and Audit Committees of a number of public and privately held companies including Wyndham International, Inc., Apollo Commercial Real Estate Finance Inc., Innkeepers USA Trust and JER/Jameson Properties LLC. Mr. Beilinson graduated from the University of California, Los Angeles, magna cum laude, where he served as student body president, and from the University of California Davis Law School. Mr. Beilinson is a member of the Company’s Audit Committee and Nominating and Corporate Governance Committee. Due to the foregoing experience and qualifications, Mr. Beilinson was elected as a member of our Board.
Philip Erlanger became a member of our board of directors in December 2013 and is an independent director. Mr. Erlanger, formerly with Barclays Capital and its predecessor, Lehman Brothers, led the firm’s West Coast Financial Services banking practice and subsequently, its Financial Sponsor coverage effort. He was Chairman of Lehman’s Los Angeles office, a member of its Business Development Committee and a charter member of its Senior Client Council. He is currently the Managing Partner of PREv2 Holdings, which he founded in 2010. Mr. Erlanger also serves on the Board of Directors of Bonk

Breaker, LLC, and the Board of Governors of Cedars-Sinai Medical Center. He previously served as a board member of Ares Dynamic Credit Allocation Fund, Ares Multi-Strategy Credit Fund, and the Los Angeles Philharmonic. Mr. Erlanger holds a Doctorate in Economics from the University of Pennsylvania and an M.B.A. from the Wharton School. Mr. Erlanger is a member of the Company’s Audit Committee and Nominating and Corporate Governance Committee. Due to the foregoing experience and qualifications, Mr. Erlanger was elected as a member of our Board.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

Class II Directors (Current Term Will Expire at the 2015 Annual Meeting)
David Sambur became a member of our board of directors in July 2013. Mr. Sambur is a Partner of Apollo Global Management, having joined in 2004. Mr. Sambur has experience in financing, analyzing, investing in and/or advising public and private companies and their board of directors. Prior to joining Apollo, Mr. Sambur was a member of the Leveraged Finance Group of Salomon Smith Barney Inc. Mr. Sambur serves on the board of directors of Verso Paper Corp., Momentive Performance Materials Holdings, Momentive Specialty Chemical, Inc., Caesars Entertainment Corporation and AP Gaming Voteco, LLC. Mr. Sambur graduated summa cum laude and Phi Beta Kappa from Emory University with a BA in Economics. He is a member of the Company’s Nominating and Corporate Governance Committee. Due to the foregoing experience and qualifications, Mr. Sambur was elected as a member of our Board.
Karl Peterson became a member of our board of directors in July 2013. Mr. Peterson is a senior partner of TPG Capital where he leads the firm’s European business. He rejoined TPG in 2004 after serving as President and Chief Executive Officer of Hotwire, Inc. Mr. Peterson led Hotwire, Inc. from inception through its sale to IAC/InterActiveCorp. Before his work at Hotwire, Inc., Mr. Peterson was a principal of TPG in San Francisco. He holds a bachelor’s degree from the University of Notre Dame and has previously served on the board of directors of Univision Communications, Inc. and Caesars Entertainment Corporation. Mr. Peterson currently serves on the boards of directors of Norwegian Cruise Lines, Sabre Holdings Corporation, Saxo Bank and TES Global. Mr. Peterson is a member of the Company’s Executive Committee and Human Resources Committee. Due to the foregoing experience and qualifications, Mr. Peterson was elected as a member of our Board.
Don Kornstein became a member of our board of directors in January 2014 and is an independent director. Mr. Kornstein founded and has served as the managing member of the strategic, management and financial consulting firm Alpine Advisors LLC and currently serves as a non-executive director on the board of Gala Coral Group, a diversified gaming company based in the United Kingdom. He has previously served on the board of directors of Affinity Gaming, Inc., Bally Total Fitness Corporation, Circuit City Stores, Inc., Cash Systems, Inc. , Shuffle Master, Inc. and Varsity Brands, Inc. Mr. Kornstein previously served as Chief Executive Officer, President and Director of Jackpot Enterprises, Inc., and was an investment banker and Senior Managing Director of Bear, Stearns & Co. Inc. Mr. Kornstein earned his B.A. , Magna Cum Laude, from the University of Pennsylvania and his M.B.A. from Columbia University Graduate School of Business. Mr. Kornstein is a member of the Company’s Audit Committee and Human Resources Committee. Due to the foregoing experience and qualifications, Mr. Kornstein was elected as a member of our Board.

Class III Directors(Current Term Will Expire at the 2016 Annual Meeting)
Marc Rowan became a member of our board of directors in July 2013. Mr. Rowan is a co-founder and Senior Managing Director of Apollo Global Management, LLC, a leading alternative asset manager focused on contrarian and value oriented investments across private equity, credit-oriented capital markets and real estate. He currently serves on the boards of directors of the general partner of AP Alternative Assets, L.P., Apollo Global Management, LLC, Athene Holding Ltd., Caesars Entertainment Corp., Caesars Acquisition Co., Norwegian Cruise Lines and Beats Music. He has previously served on the boards of directors of AMC Entertainment, Inc., CableCom Gmbh., Countrywide PLC, Culligan Water Technologies, Inc., Furniture Brands International, Mobile Satellite Ventures, National Cinemedia, Inc., National Financial Partners, Inc., New World Communications, Inc., Quality Distribution, Inc., Samsonite Corporation, SkyTerra Communications, Inc., Unity Media SCA, Vail Resorts, Inc. and Wyndham International, Inc. He is a founding member and Chairman of Youth Renewal Fund and a member of the Board of Overseers of The Wharton School. He serves on the boards of directors of Jerusalem Online and the New York City Police Foundation. Mr. Rowan graduated Summa Cum Laude from the University of Pennsylvania’s Wharton School of Business with a BS and an MBA in Finance. Mr. Rowan is a member of the Company’s Executive Committee and the Human Resources Committee. Due to the foregoing experience and qualifications, Mr. Rowan was elected as a member of our Board.

Dhiren Fonseca become a member of our board in December 2013 and is an independent director. Mr. Fonseca serves as Chief Commercial Officer for Expedia, Inc., but on March 18, 2014, Mr. Fonseca announced that he will be leaving Expedia in the spring of 2014. Prior to his current role, he served as Expedia’s Co-President, Partner Services Group, as Senior Vice President, Corporate Development and Strategy, and as Vice President, Corporate Development Strategy. Prior to Expedia, Mr. Fonseca was a longtime Microsoft Corporation employee, and a member of the management team responsible for creating Expedia.com in 1996, while still part of the Microsoft Corporation. Mr. Fonseca serves on the Board of Directors for eLong.com (NASDAQ: Long). Due to the foregoing experience and qualifications, Mr. Fonseca was elected as a member of our Board.

PROPOSAL 2-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014. Services provided to the Company and its subsidiaries by Deloitte & Touche LLP for the year ending December 31, 2013 are described below and under “Audit Committee Report” located in this proxy statement.
Fees and Services
The following table summarizes the aggregate fees paid or accrued by the Company to Deloitte & Touche LLP during 2013 and 2012:

	2013	2012
	(in thousands)
Audit Fees (a)	$5,746	$—
Audit-Related Fees (b)	—	—
Tax Fees (c)	—	—
Total	$5,746	$—

(a)	Audit Fees-Fees for audit services billed in 2013 consisted of:

•	Audit of the Company’s annual financial statements, including the audits of the various subsidiaries conducting gaming operations as required by the regulations of the respective jurisdictions;

•	Sarbanes-Oxley Act, Section 404 attestation services;

•	Reviews of the Company’s quarterly financial statements; and

•	Comfort letters, statutory and regulatory audits, consents, and other services related to SEC matters.

•	Include fees for the audits of 2011 and 2012 for CAC registration statement

(b)	Audit-Related Fees-Fees for audit-related services billed in 2013 consisted of:

•	Quarterly revenue and compliance audits performed at certain of our properties as required by state gaming regulations;

•	Internal control reviews; and

•	Agreed-upon procedures engagements.

(c)	Tax Fees-Fees for tax services paid in 2013 consisted of tax compliance and tax planning and advice:

•
CAC nor Growth Partners incurred fees for tax compliance services in 2013. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:

i.	Federal, state, and local income tax return assistance

ii.	Requests for technical advice from taxing authorities

iii.	Assistance with tax audits and appeals

•
CAC nor Growth Partners incurred fees for tax planning and advice services in 2013. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of:

i.	Tax advice related to structuring certain proposed mergers, acquisitions, and disposals

ii.	Tax advice related to the alteration of employee benefit plans

iii.	Tax advice related to an intra-group restructuring

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Deloitte & Touche LLP was engaged by CEC's Board of Directors and Audit Committee to perform services for CAC in 2013 and 2012 prior to CAC's formation. On November 13, 2013, CAC's Audit Committee approved Deloitte & Touche LLP's 2013 Audit Fees. CAC's Audit Committee also any requests for audit services must be submitted to the Audit Committee for specific approval and cannot commence until such approval has been granted. Except for such services which fall under the de minimis provision of the pre-approval policy, any requests for audit-related, tax, or other services also must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairperson of the Audit Committee. The Chairperson must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.
In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from the independent auditor when time is of the essence.
The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit, tax, and other services under certain circumstances. The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:
1.    The service is not an audit, review, or other attest service;
2.    The estimated fees for such services to be provided under this provision do not exceed a defined amount of total fees paid to the independent auditor in a given fiscal year;
3.    Such services were not recognized at the time of the engagement to be non-audit services; and
4.    Such services are promptly brought to the attention of the Audit Committee and approved by the Audit
Committee or its designee.
No fees were approved under the de minimis provision in 2013 or 2012.
Representatives of Deloitte & Touche LLP will be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to questions.
Ratification of the appointment of Deloitte & Touche LLP requires affirmative votes from the holders of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote. If the Company’s stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm. Even if the appointment is ratified, the Audit Committee may in the future replace Deloitte & Touche LLP as our independent registered public accounting firm if it is determined that it is in the Company’s best interests to do so.
THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 3 - APPROVAL OF THE CAESARS ACQUISITION COMPANY 2014 PERFORMANCE INCENTIVE PLAN

At the annual meeting, stockholders will be asked to approve the Caesars Acquisition Company 2014 Performance Incentive Plan (the “2014 Incentive Plan”), which was adopted by our Board of Directors (the “Board”) on April 9, 2014. A copy of the 2014 Incentive Plan is attached as Appendix A to this Proxy Statement. Our Board recommends a vote for the approval of the 2014 Incentive Plan because it believes the plan is in the best interests of the Company and its stockholders because it allows the Company to retain and motivate key personnel and also to align director, employee and stockholder interests.
Summary of the 2014 Performance Incentive Plan
The purpose of the 2014 Incentive Plan is to provide participants with an incentive to promote the success of the Company and to align their interests with those of our shareholders. The following is a summary of certain terms and conditions of the 2014 Incentive Plan. This summary is qualified in its entirety by reference to the 2014 Incentive Plan attached as Appendix A to this proxy statement. You are encouraged to read the full 2014 Incentive Plan.
Eligibility
Officers, employees, directors, individual consultants or advisors who render or have rendered bona fide service to us or one of our subsidiaries may be selected by the plan administrator to receive awards under the 2014 Incentive Plan.
Administration
Our Board or a subcommittee thereof has the authority to administer the 2014 Incentive Plan. Our Board may delegate its authority, including the authority to determine award recipients, terms and sizes, to a subcommittee of the Board or, to the extent permitted by applicable law, one or more of our officers.
For awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code, the 2014 Incentive Plan will be administered by a committee consisting solely of two or more outside directors. Awards or transactions intended to be exempt under Rule 16b-3 of the Securities Exchange Act, will be authorized by the Board or a committee consisting solely of two or more non-employee directors (as such requirement is applied under Rule 16b-3). And, to the extent required by any applicable listing agency, the 2014 Incentive Plan shall be administered by a committee composed entirely of “independent directors,” within the meaning of the applicable listing agency.
The Board or any person or group properly delegated to administer the 2014 Incentive Plan is referred to in this summary as the “plan administrator.”
The plan administrator has broad authority, subject to express provisions of the 2014 Incentive Plan, to:

•	select participants and determine the types of awards they are to receive;

•
determine the number of shares that are to be subject to awards and the terms and conditions of awards (including the price (if any) to be paid for the shares or award, vesting schedules, performance targets and the events of termination of such awards);

•	approve the form of agreements evidencing the awards, which need not be identical as to type of award or among participants;

•	cancel, modify or waive rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding awards, subject to any required consents;

•	accelerate or extend the vesting or exercisability of, or extend the term of, any or all outstanding awards, subject to the terms of the 2014 Incentive Plan;

•	construe and interpret the 2014 Incentive Plan and any agreements relating to the 2014 Incentive Plan;

•
subject to the other provisions of the 2014 Incentive Plan, make certain adjustments to outstanding awards, including to the number of shares of our common stock subject to any award, the price of any award or previously imposed terms and conditions;

•	authorize the termination, conversion, substitution or succession of awards upon the occurrence of certain events;

•
allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check or electronic funds transfer, by the delivery of previously-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the plan administrator may authorize, or any other form permitted by law; and

•
determine the date of grant of awards, which may be after, but not before, the plan administrator’s action and, unless otherwise designated by the plan administrator, will be the date of the plan administrator’s action.

The plan administrator will have full discretion to take such actions as it deems necessary or desirable for the administration of the 2014 Incentive Plan. Plan administrator decisions relating to the 2014 Incentive Plan are final and binding.
Number of Shares Authorized and Award Limits
Subject to adjustment in connection with changes in capitalization, the maximum number of shares of our common stock that may be delivered pursuant to awards under the 2014 Incentive Plan is 3,000,000.
This maximum share reserve will be reduced in accordance with the rules in this paragraph:

•
to the extent an award is settled in cash or a form other than shares of our common stock, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2014 Incentive Plan;

•	if shares of our common stock are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award will be counted against the share limits;

•
if shares of our common stock are delivered pursuant to the exercise of a stock appreciation right or option granted under the 2014 Incentive Plan, the number of underlying shares as to which the exercise related will be counted against the applicable share limits, as opposed to only counting the shares actually issued; and

•
shares that are subject to or underlie awards that expire, are canceled, terminated or forfeited, fail to vest, or for any other reason are not paid or delivered under the 2014 Incentive Plan will again be available for subsequent awards under the 2014 Incentive Plan, but shares that are exchanged by a participant or withheld by us as full or partial payment in connection with any award under the 2014 Incentive Plan, or to satisfy tax withholding obligations related to any award, will not be available for subsequent awards under the 2014 Incentive Plan.

No fractional shares may be awarded under the 2014 Incentive Plan. The plan administrator may pay cash in lieu of fractional shares.
The 2014 Incentive Plan includes the following additional caps:

•	no more than 3,000,000 shares may be issued with respect to incentive stock options under the 2014 Incentive Plan;

•
the maximum number of shares of our common stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the 2014 Incentive Plan is 1,500,000 shares;

•
the maximum number of shares of our common stock which may be delivered pursuant to performance based awards (other than options and stock appreciation rights intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code, and other than cash awards covered by the cap in the following sentence) that are granted to any one participant in any calendar year will not exceed 1,500,000 shares, either individually or in the aggregate;

•
in addition, the aggregate amount of compensation to be paid to any one participant in respect of all performance-based awards payable only in cash and not related to shares of common stock and granted to that participant in any one calendar year will not exceed $10,000,000; and

•	awards canceled during the year will be counted against the limits in the preceding two bullets to the extent required by Section 162(m) of the Internal Revenue Code.

Changes in Capitalization
As is customary in incentive plans of this nature, (1) the number and type of shares of common stock (or other securities) available under the 2014 Incentive Plan, and the specific share limits, maximums and numbers of shares set forth elsewhere in the 2014 Incentive Plan, (2) the number, amount and type of shares of common stock (or other securities or property) subject to outstanding awards, (3) the grant, purchase, base, or exercise price and/or (4) the securities, cash or other property deliverable upon exercise or payment of outstanding awards must be equitably and proportionately adjusted by the plan administrator upon any reclassification, recapitalization, stock split, reverse stock split, merger, combination, consolidation, reorganization, spin-off, split-up, extraordinary dividend distribution in respect of the common stock, any exchange of our common stock or other securities, or any similar, unusual or extraordinary corporate transaction in respect of our common stock. Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any of the events described in this paragraph, the plan administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by the 2014 Incentive Plan and the then-outstanding performance-based awards.
Awards Available for Grant
Awards under the 2014 Incentive Plan may be in the form of nonqualified and incentive (qualified) stock options, stock appreciation rights, stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, cash awards, rights to purchase or acquire shares, or similar securities with a value related to our common stock. Awards may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plans.
Awards under the 2014 Incentive Plan generally will not be transferable other than by will or the laws of descent and distribution, though the plan administrator may permit awards to be exercised by and paid to, or otherwise transferred, under certain conditions or in the plan administrator’s discretion.
Options and Stock Appreciation Rights
Options granted under the 2014 Incentive Plan will be subject to the terms and conditions established by the plan administrator in an award agreement. All options granted under the 2014 Incentive Plan will be non-qualified unless the applicable award agreement states that the option is intended to be an incentive stock option. The term of an option or stock appreciation right will generally be ten years (or five years for incentive stock options granted to a 10% shareholder) subject to the 2014 Incentive Plan’s and the applicable award agreement’s provisions for earlier expiration upon certain terminations from employment.
The exercise price of options and base price of stock appreciation rights will not be less than the fair market value of our common stock at the date of grant; however, incentive stock options granted to a participant who owns shares representing more than 10% of the voting power of all classes of our shares will have an exercise price that is no less than 110% of the fair market value of our common stock at grant.
Consideration for Common Stock or Awards
The purchase or exercise price for any award granted under the 2014 Incentive Plan or the common stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration, as determined by the plan administrator, including: services rendered by the award recipient; cash, check or electronic funds transfer; notice and third party payment; delivery of previously owned shares of common stock; a reduction in the number of shares otherwise deliverable pursuant to the award; or pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards. Shares of common stock used to satisfy the exercise price of an option will be valued at their fair market value on the date of exercise. We will not be obligated to deliver any shares until we receive full payment of the exercise or purchase price therefor and any related withholding obligations and other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in an applicable award agreement, the plan administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash. The plan administrator may provide for the deferred payment of awards and may determine the terms applicable to deferrals.
Section 162(m) Performance-Based Awards
Any of the types of awards granted under the 2014 Incentive Plan may be granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. If the plan administrator determines that an award other than an option or stock appreciation right is intended to be subject to Section 162(m), the plan administrator shall establish performance criteria based on one or more of the following (as applied under generally accepted accounting principles or in our financial reporting):

•	earnings per share;

•	cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities);

•	stock price;

•	total stockholder return;

•	net revenue;

•	revenue growth;

•	operating income (before or after taxes);

•	net earnings (before or after interest, taxes, depreciation and/or amortization);

•	return on equity or on assets or on net investment;

•	cost containment or reduction;

•	property earnings (before interest, taxes, depreciation and/or amortization);

•	adjusted earnings (before interest, taxes, depreciation and/or amortization);

•	reduction in corporate expenses;

•	customer service scores; or

•	any combination thereof.

Performance-based awards may provide for performance targets to be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set. The applicable performance measurement period may not be less than three months nor more than ten years.
Corporate Transactions
Generally, and subject to limited exceptions set forth in the 2014 Incentive Plan, if we dissolve or undergo certain corporate transactions such as a merger, combination, consolidation or other reorganization; an exchange of our common stock or other securities; a sale of all or substantially all of our assets; or any other event in which we are not the surviving entity, all awards then-outstanding under the 2014 Incentive Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the plan administrator provides for the assumption, substitution or other continuation of the award. The plan administrator may also make provision for a cash payment in settlement of awards upon such events. The plan administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, stock appreciation rights or similar rights, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the exercise or base price of the award.
The plan administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2014 Incentive Plan. For example, the plan administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration will be automatic upon the occurrence of any such event.
Amendment
Our Board may amend or terminate the 2014 Incentive Plan at any time, but no amendment or termination may, without participant consent, impair the rights of such participant in any material respect under any award previously granted. Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency.
Clawback/Forfeiture
Unless an award agreement provides otherwise, in the event of an accounting restatement due to material noncompliance by us with any financial reporting requirement under the securities laws that reduces the amount payable or due in respect of an award under the 2014 Incentive Plan that would have been earned had the financial results been properly reported, the award will be canceled and the participant will forfeit the cash or shares received or payable on the vesting, exercise or settlement of the award and proceeds of the sale, gain or other value realized on the vesting or exercise of the award or the shares of our common stock acquired in respect of the award (and the participant may be required to return or pay such shares or amount to us). If, after a termination by a participant from employment or services with us, the plan administrator determines that we had grounds to terminate such participant for “cause” (as defined in the 2014 Incentive Plan), then (1) any outstanding award held by such participant may be canceled without payment therefor and (2) the plan administrator may require the participant to forfeit and pay over to the Company, on demand, all or any portion of the compensation, gain or other value realized upon the exercise of any option or stock appreciation right, or the subsequent sale of shares of our common stock acquired upon exercise of such option or stock appreciation right and the value realized on the vesting, payment or settlement of any other award during the period following the date of the conduct constituting cause. To the extent required by applicable law and/or the rules of any U.S. exchange or inter-dealer quotation system on which shares of common stock are listed or quoted, or if so required pursuant to a written policy adopted by us (as in effect and/or amended from time to time), awards under the 2014 Incentive Plan will be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements will be deemed incorporated by reference into the 2014 Incentive Plan and all outstanding award agreements).

U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the 2014 Incentive Plan and the disposition of shares acquired pursuant to exercise or settlement of such awards and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Options
The Internal Revenue Code requires that, for treatment of an option as an incentive stock option, shares acquired through exercise of an incentive stock option cannot be disposed of before the later of (1) two years from grant or (2) one year from exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant, vesting or exercise. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the above-mentioned holding periods, the difference between the exercise price and the amount realized upon disposition of the shares will be long-term capital gain or loss. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If the holder of shares acquired through exercise of an incentive stock option disposes of those shares within the holding periods, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the exercise date or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to executives designated in those sections. Finally, if an incentive stock option becomes first exercisable in any year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a nonqualified stock option for federal income tax purposes.
No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (“a nonqualified option”). Upon exercise of a nonqualified option, the participant will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain executives designated in those sections. In the event of a sale of shares received upon the exercise of a nonqualified option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
Stock Appreciation Rights
No income will be realized by a participant upon grant or vesting of a stock appreciation right. Upon exercise, the participant will recognize ordinary compensation income equal to the fair market value of the payment received in respect of the stock appreciation right. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain executives designated in those sections.
Restricted Stock
A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Internal Revenue Code. No election under Section 83(b) of the Internal Revenue Code or any similar law shall be made without the prior written consent of the plan administrator. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Internal Revenue Code to be taxed at the time of grant. If the participant made an election under Section 83(b) of the Internal Revenue Code, the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted stock received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain executives designated in those sections.
Restricted Stock Units
A participant will not be subject to tax upon grant of a restricted stock unit. Rather, upon delivery of shares or cash pursuant to a restricted stock unit, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the restricted stock unit. We will be able to deduct the amount of taxable compensation for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Internal Revenue Code for compensation paid to certain executives designated in those sections.
Section 162(m)
In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and three other officers whose compensation is required to be disclosed in its proxy statement (excluding the chief financial officer), subject to certain exceptions. The 2014 Incentive Plan is intended to satisfy an exception from Section 162(m) with respect to grants of options and stock appreciation rights. In addition, the 2014 Incentive Plan is designed to permit certain awards of restricted stocks, stock units and other awards (including cash bonus awards) to qualify under the “performance-based compensation” exception to Section 162(m) of the Internal Revenue Code.

NEW PLAN BENEFITS TABLE
The table below shows the grants that have been approved by our Board of Directors to be made under the 2014 Incentive Plan if it is approved by stockholders at the meeting. The amounts of grants that may be approved in the future are not determinable at this time.

Name and Position	Number of RSUs
Mitch Garber, President and Chief Executive Officer	289,352
Craig Abrahams, Chief Financial Officer and Secretary	173,612
Non-Executive Director Group(1)	23,152
______________________________________________________________________________________________________

(1)	Includes 5,788 for each of Messrs. Beilinson, Fonseca, Erlanger and Kornstein.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CAESARS ACQUISITION COMPANY 2014 PERFORMANCE INCENTIVE PLAN.

OTHER MATTERS
We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the annual stockholders meeting. The persons named in the proxy card will vote in accordance with the recommendation of the Board of Directors on any other matters incidental to the conduct of, or otherwise properly brought before, the annual meeting of stockholders. The proxy card contains discretionary authority for them to do so.

EXECUTIVE OFFICERS
Executive officers are elected annually and serve at the discretion of our Board of Directors and hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers. Executive officers and their ages as of the date of this proxy statement are:

Name	Age	Position
Mitch Garber	49	President and Chief Executive Officer

Craig Abrahams	37	Chief Financial Officer and Secretary

Mitch Garber is our Chief Executive Officer and President. Mr. Garber joined CEC as a consultant in late 2008 and helped create CIE in May 2009, as its first employee. He was selected by the Board of CEC to lead CIE’s efforts to enter the interactive space. Since 2009, Mr. Garber has served as CIE’s Chief Executive Officer, leading all company initiatives. From April 2006 to May 2008, Mr. Garber served as the CEO of PartyGaming plc (now bwin.party), a London Stock Exchange listed and regulated online real money gaming company. For the last decade Mr. Garber has served as CEO for private as well as public companies on NASDAQ, and the London and Toronto stock exchanges. In addition to his most recent role at PartyGaming, he served as CEO of Optional Payments Inc., and its predecessor, Terra Payments Inc. Mr. Garber holds an undergraduate degree from McGill University and a law degree from the University of Ottawa. Additionally, he spent close to a decade practicing law, including working with many leading U.S. land-based casinos and gaming equipment manufacturers.
Craig Abrahams is our Chief Financial Officer and Secretary. Mr. Abrahams has served as CIE’s Chief Financial Officer since January 2011 and as a Senior Vice President of CIE since May 2012. He served as a Vice President of CIE from May 2009 through January 2011. Mr. Abrahams also served as Director of Broadcasting and New Media for CEC from May 2006 through May 2009. Previous experience includes strategic planning and investment banking roles at The Walt Disney Company and Bear, Stearns & Co. Inc., respectively. Mr. Abrahams holds a bachelor’s degree in Finance from Indiana University and an M.B.A from Harvard University.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. Given that CAC has been formed as a compilation of assets and not the spin-off of a single subsidiary, CAC is disclosing only the compensation paid since November 19, 2013, the date following the consummation of the Rights Offering.  This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the completion of this offering may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table
The table below sets forth the compensation for each of our named executive officers since the consummation of the Rights Offering, November 19, 2013:

Name and Principal Position	Year	Salary ($)		Bonus ($)		All Other Compensation ($)		Total ($)
Mitch Garber, President and Chief Executive Officer	2013	49,768	(1)	64,795	(1)(2)	13,172	(3)	127,735
Craig Abrahams, Chief Financial Officer and Secretary	2013	31,761		41,233	(2)	—		72,994

___________
(1) Amount is represented in US dollars, as paid by CIE. Because Mr. Garber lives and primarily works in Canada, we pay him in Canadian dollars (“CAD”). To determine how to report this total in this table in U.S. dollars, as required by the rules, we used an exchange rate of
$1.06 CAD to $1.00, the CAD to U.S. dollar exchange rate in effect on December 31, 2013. We believe this is an appropriate way of illustrating the value in U.S. dollars of what Mr. Garber received in 2013 in the form of CAD.
(2) Reflects a discretionary bonus awarded for 2013 and paid 2014, paid for by CIE.
(3) Amount in this column consists of legal fees paid in U.S. dollars by CIE on behalf of Mr. Garber.
Employment and Consulting Arrangements
CIE entered into an employment agreement with Mr. Garber on August 31, 2012, that will automatically renew on January 26, 2016 and each anniversary thereof, unless either we or Mr. Garber provide at least six months prior written notice not to extend. The agreement provides for base salary in the amount of $447,800 per year. Because Mr. Garber lives and primarily works in Canada, we pay his salary in CAD. The employment agreement also provides for health insurance, long-term disability benefits, life insurance, financial counseling, vacation, reimbursement of expenses and director’s and officer’s indemnification insurance. Mr. Garber did not receive any financial counseling benefits in 2012 or 2013. His employment agreement also provides for severance upon certain terminations of employment as described below under “Termination Arrangements” or “Change in Control Arrangements.” In February 2014, as part of his CAC compensation, the HRC approved an annual base salary of $125,000 for Mr. Garber in addition to what he receives as part of his CIE compensation.
CIE entered into an employment agreement with Mr. Abrahams on June 15, 2012, that will automatically renew on June 15, 2016 and each anniversary thereof, unless either we or Mr. Abrahams provide at least 180 days’ prior written notice not to extend. The agreement provides for base salary in the amount of $275,000. The employment agreement also provides for health insurance, long-term disability benefits, life insurance, financial counseling, vacation, reimbursement of expenses and director’s and officer’s indemnification insurance. Mr. Garber did not receive financial counseling benefits in 2011. Mr. Abrahams’ employment agreement also provides for severance upon certain terminations of employment as described below under “Termination Arrangements” or “Change in Control Arrangements.” In February 2014, as part of his CAC compensation, the HRC approved an annual base salary of $125,000 for Mr. Abrahams in addition to what he receives as part of his CIE compensation.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of securities underlying the equity awards held by each of our named executive officers as of December 31, 2013.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Mitch Garber(1)	3,500	875(2)	1,586.50	5/1/2019
		2,020(3)	5,500.00	9/30/2023	1,670(4)	9,185,000
Craig Abrahams(5)	300	75(6)	1,586.50	5/1/2019
	100	25(7)	1,586.50	4/29/2020
	92	138(8)	1,586.50	7/28/2021
		500(9)	5,500.00	9/30/2023	500(10)	2,750,000

___________

(1)
Options and Restricted Stock Units under our Caesars Interactive Entertainment Management Equity Incentive Plan were granted to Mr. Garber on May 1, 2009 and September 30, 2013. Their vesting schedule and other material terms are described below.

(2)	These options vest on May 1, 2014.

(3)	One- seventh of the options vest on September 30, 2014, 2015, 2016, 2017, 2018, 2019, and 2020, respectively.

4)
One- fourth of the Restricted Stock Units vest in four equal installments on September 30, 2014, 2015, 2016, and 2017. One- fourth of the Restricted Stock Units vest in five equal installments on September 30, 2014, 2015, 2016, 2017, and 2018. One- fourth of the Restricted Stock Units vest in six equal installments on September 30, 2014, 2015, 2016, 2017, 2018, and 2019. One- fourth of the Restricted Stock Units vest in seven equal installments on September 30, 2014, 2015, 2016, 2017, 2018, 2019, and 2020.

(5)
Options and Restricted Stock Units under our Caesars Interactive Entertainment Management Equity Incentive Plan were granted to Mr. Abrahams on May 1, 2009, April 29,2010, July 28, 2011, and September 30, 2013. Their vesting schedule and other material terms are described below.

(6)	These options vest on May 1, 2014.

(7)	These options vest on April 29, 2014.

(8)	One- third of these options vest on July 28, 2014, 2015, and 2016, respectively.

(9)	One- seventh of the options vest on September 30, 2014, 2015, 2016, 2017, 2018, 2019, and 2020, respectively.

(10)
One- fourth of the Restricted Stock Units vest in four equal installments on September 30, 2014, 2015, 2016, and 2017. One- fourth of the Restricted Stock Units vest in five equal installments on September 30, 2014, 2015, 2016, 2017, and 2018. One- fourth of the Restricted Stock Units vest in six equal installments on September 30, 2014, 2015, 2016, 2017, 2018, and 2019. One- fourth of the Restricted Stock Units vest in seven equal installments on September 30, 2014, 2015, 2016, 2017, 2018, 2019, and 2020.

Retirement Plans
Our CIE employees in the United States are eligible to participate in the savings and retirement plan maintained by CIE, which, among other things, allows pre-tax and after-tax contributions to be made by employees to the plan. Under the plan, participating employees may elect to contribute up to 50% of their eligible earnings. CIE matched 50% of the first 6% of employees’ contributions, up to a maximum of $600 per year. Amounts contributed to the plan are invested, at the participant’s direction, in up to 19 separate funds. Participants become vested in the matching contribution over five years of credited service.
Termination Arrangements
Under Mr. Garber’s employment agreement, upon a termination by CIE without “cause” (as defined below), non-renewal by CEC or his voluntary termination with “good reason” (as defined below), Mr. Garber would be entitled to a severance payment equal to his then current base salary, payable over the 12-month period following termination, as well as, if applicable, medical, life/accident insurance, accrued benefits under a retirement plan, director’s and officer’s insurance, and financial counseling during this period. The severance payment is subject to his execution of a release of claims. Upon a termination without cause, resignation for good reason, or non-renewal by CIE, or upon a termination by Mr. Garber without good reason, Mr. Garber is subject to a one-year non-compete. Upon a termination for cause, the non-compete period is six months.

For purposes of Mr. Garber’s employment agreement, “cause” means (1) the failure of executive to substantially perform his duties, to comply with the policies and procedures of CIE, or to follow a lawful, reasonable directive from executive's direct or indirect supervisors or such other executive officer to whom executive reports; (2) any willful act of fraud, embezzlement, theft or dishonesty, by Mr. Garber, in each case, in connection with his duties or in the course of his employment or or any violation of any provision of CIE's employee handbook or other CIE policies and procedures; (3) Mr. Garber being found unsuitable for or having a gaming license denied or revoked by the gaming regulatory authorities in any jurisdiction in which CIE or CEC conducts gaming operations or any of their respective subsidiaries conducts gaming operations; (4)(A) Mr. Garber’s willful and material violation of, or noncompliance with, any securities laws or stock exchange listing rules, including, without limitation, the Sarbanes-Oxley Act of 2002, provided that such violation or noncompliance resulted in material economic harm to CEC, or (B) a final judicial order or determination prohibiting Mr. Garber from service as an officer pursuant to the Exchange Act or the rules of the New York Stock Exchange or NASDAQ; or (5) willful breach by Mr. Garber of his non-competition or confidentiality restrictions.
For purposes of Mr. Garber’s employment agreement, “good reason” means the following circumstances, unless such circumstances are fully corrected prior to the date of termination specified in the written notice given by Mr. Garber notifying us of his intention to terminate employment for good reason: (1) a reduction in Mr. Garber’s annual base salary, other than a reduction in base salary that applies to a similarly situated class of employees of CEC or its affiliates; (2) failure by CIE to pay or provide to Mr. Garber any material portion of his then current base salary or then current benefits (except pursuant to a compensation deferral elected by Mr. Garber) other than such failure that results from a modification to any compensation arrangement or benefit plan that is generally applicable to similarly situated officers; (3) failure to obtain a satisfactory agreement from any successor to assume and agree to perform Mr. Garber’s employment agreement; or (4) if Mr. Garber is reassigned to a position in which he no longer reports directly to the CIE Board of Directors.
Under the Management Equity Incentive Plan, if Mr. Garber’s employment is terminated his options will be treated as described under “Management Equity Incentive Plan” below. Upon termination from employment, the shares purchased by Mr. Garber (whether in 2009 or 2011) and the shares subject to his options may be repurchased by the Company at a price that is set under the MIRA and that varies depending on the reason for termination.
 Under Mr. Abrahams’ employment agreement, upon a termination by CIE without “cause” (as defined below), non-renewal by CIE or his voluntary termination with “good reason” (as defined below), Mr. Abrahams would be entitled to a severance payment equal to his then current base salary, payable over the 12-month period following termination, as well as, if applicable, medical, life accident insurance, director’s and officer’s insurance, and financial counseling during this period. Upon a termination due to disability, Mr. Abrahams would be entitled to 12 months of base salary continuation, offset by any long-term disability benefits he is entitled to, and benefits during such one-year period. The severance payment is subject to his execution of a release of claims against CIE and its affiliates, employees, directors and other related parties. Upon a termination without cause, resignation for good reason, disability, or non-renewal by Mr. Abrahams, Mr. Abrahams is subject to a one-year non-compete. Upon a termination for cause, the non-compete period is six months.
For purposes of Mr. Abrahams’ employment agreement, “cause” means (1) the failure of executive to substantially perform his duties, or to comply with the policies and procedures of CIE (as determined by CIE in its sole discretion) or to follow a lawful, reasonable directive from executive’s direct or indirect supervisors or such other executive officer to whom executive reports; (2)(A) any willful act of fraud, or embezzlement or theft, by Mr. Abrahams, in each case, in connection with his duties or in the course of his employment or (B) Mr. Abrahams’ admission in any court, or conviction of, or plea of nolo contendere to, a felony; (3) Mr. Abrahams being found unsuitable for or having a gaming license denied or revoked by the gaming regulatory authorities in any jurisdiction in which CEC or CIE, or any of their respective subsidiaries or affiliates conducts gaming operations; (4)(A) Mr. Abrahams’ willful and material violation of, or noncompliance with, any securities laws or stock exchange listing rules, including, without limitation, the Sarbanes-Oxley Act of 2002, provided that such violation or noncompliance resulted in material economic harm to CIE, or (B) a final judicial order or determination prohibiting Mr. Abrahams from service as an officer pursuant to the Exchange Act or the rules of the New York Stock Exchange or NASDAQ, as applicable; or (5) willful breach by Mr. Abrahams of his non-competition or confidentiality restrictions.
For purposes of Mr. Abrahams employment agreement, “good reason” means, without the executive’s express written consent, the following circumstances, unless such circumstances are fully corrected prior to the date of termination specified in the written notice given by Mr. Abrahams notifying us of his intention to terminate employment for good reason: (1) a reduction in Mr. Abrahams annual base salary, as the same may be increased from time to time in accordance with the terms of the employment agreement other than a reduction in base salary that applies to a similarly situated class of employees of CIE or its affiliates; (2)(A) failure by CIE to pay or provide to Mr. Abrahams any material portion of his then current base salary or then current benefits (except pursuant to a compensation deferral elected by Mr. Abrahams) or (B) failure to pay Mr. Abrahams any material portion of deferred compensation under any deferred compensation program within 30 days of the date such compensation is due and permitted to be paid under Section 409A of the Code, in each case other than any such failure that results from a modification to any compensation arrangement or benefit plan that is generally applicable to similarly situated officers; or (3) failure to obtain a satisfactory agreement from any successor to assume and agree to perform Mr. Abrahams employment agreement.
Under the Management Equity Incentive Plan, if Mr. Abrahams’ employment is terminated his options will be treated as described under “Management Equity Incentive Plan” below. Upon termination from employment, the shares purchased by Mr. Abrahams and the shares subject to his options may be repurchased by the Company at a price that is set under the MIRA and that varies depending on the reason for termination.
Change in Control Arrangements
Upon a change in control, if provisions are not made by the successor company for Messrs. Garber’s or Abrahams’ employment as is reasonably satisfactory to Mr. Garber or Mr. Abrahams, respectively, he will have the right to resign for good reason as described above under “Termination Arrangements.” If there is a change in control transaction within the meaning of the MIRA, then CIE may require Messrs. Garber and Abrahams to sell their management shares to the buyer on the same terms that CIE’s owners have negotiated with the buyer. If CIE does not exercise this right, then under certain circumstances Messrs. Garber and Abrahams may require us to allow them to sell to the buyers on such terms.
According to our Management Equity Incentive Plan, if any of Messrs. Garber and Abrahams are terminated due to death or disability or by CIE without cause or by the executive for good reason, within the one-year period following a change in control (as defined below as in the Equity Plan), 100% of all unvested options and unvested restricted stock will immediately vest.
Under the Management Equity Incentive Plan, “change in control” means the occurrence of one of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of CIE’s assets on a consolidated basis to any person or group of related persons for purposes of Section 13(d) of the Exchange Act, together with any affiliates thereof other than to the majority stockholder or any ultimate parent entity of CIE or CIE’s majority stockholder; (ii) the approval by the holders of the outstanding voting securities of CIE of any plan or proposal for the liquidation or dissolution of CIE; (iii) any person or group (other than the majority stockholder or any ultimate parent entity of CIE or CIE’s majority stockholder) becoming the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, of common stock representing more than 50% of the combined voting power of CIE entitled to vote generally in the election of directors; (iv) the replacement of a majority of CIE’s board of directors over a two-year period of the directors who constituted CIE’s board of directors at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of CIE’s board of directors then still in office who either were members of such board of directors at the beginning of such period or whose election as a member of such board of directors was previously so approved or who were nominated by, or designees of, the majority stockholder or any ultimate parent entity of CIE or CIE’s majority stockholder; or (v) consummation of a merger, consolidation or other transaction involving CIE following which CIE’s majority stockholder or any ultimate parent entity of CIE or CIE’s majority stockholder does not hold capital stock or other securities of the surviving corporation (A) with voting power to elect a majority of the surviving entity’s board of directors or (B) representing at least 50% of the equity securities of the surviving entity.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Marc Rowan	—	—	—	—	—	—	—
David Sambur	—	—	—	—	—	—	—
Karl Peterson	—	—	—	—	—	—	—
Philip Erlanger(2)(3)	56,250	—	—	—	—	—	56,250
Marc Beilinson (2)(3)	65,411	—	—	—	—	—	65,411
Don Kornstein (2)(3)	—	—	—	—	—	—	—
Dhiren Fonseca(3)	6,250	—	—	—	—	—	6,250
_________________

(1)	No directors received stock options to purchase shares or stock awards in 2013.

(2)
Messrs. Beilinson and Erlanger received a flat fee of $50,000 each in compensation for their service on the Special Committee related to the purchase of four properties from CEC, as approved by the Board of Directors (the "Board') on December 1, 2013. Mr. Kornstein received a flat fee of $50,000 for his service on the Special Committee as approved by the Board on January 9, 2014 and therefore has no 2013 compensation to report.

(3)
Mr. Beilinson was elected to the Board on October 18, 2013. Messrs. Erlanger and Fonseca were elected to the Board on December 1, 2013. Mr. Kornstein was elected to the Board on January 7, 2014. On February 10, 2014 the Board approved annual compensation of $75,000 each for Messrs. Beilinson, Erlanger, Fonseca, and Kornstein, retroactive as of their election date to the Board. Messrs. Beilinson, Erlanger, Fonseca, and Kornstein will each receive base compensation of $75,000 annually for their service in 2014.

Management Equity Incentive Plan
General
CIE’s Board and stockholders previously adopted the Management Equity Incentive Plan, or the CIE Equity Plan, as amended and restated as of September 28, 2013. The following is a summary of certain terms and conditions of the Equity Plan.
Key employees, directors, service providers and consultants who render services to us may be selected to receive options, restricted stock units or restricted stock under the CIE Equity Plan. Our Board or a subcommittee thereof has the authority to administer the CIE Equity Plan. In addition, to the extent permitted by applicable law, the Board or subcommittee may delegate to one or more of our officers its powers to designate the individuals who receive grants of awards under the CIE Equity Plan. Currently, the Human Resources Committee of the board of directors of CAC administers the CIE Equity Plan. The HRC, the board of directors of CIE or any subcommittee administrating the CIE Equity Plan is referred to in this summary as the “plan administrator.”
The plan administrator has broad authority, subject to express provisions of the CIE Equity Plan, to:

•	approve (in accordance with a “reasonably acceptable” standard) those individuals selected by our chief executive officer to whom grants will be made;

•	determine the time or times when grants will be made and to determine the number of shares of our common stock subject to each such grant;

•	prescribe the form of and terms and conditions of any instrument evidencing a grant, so long as such terms and conditions are not otherwise inconsistent with the terms of the CIE Equity Plan;

•	adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the CIE Equity Plan; and

•	construe and interpret in good faith the CIE Equity Plan, and the rules, regulations and instruments evidencing grants.
The plan administrator will have full discretion to take such actions as it deems necessary or advisable for the administration of the CIE Equity Plan. Plan administrator decisions relating to the CIE Equity Plan are final and binding.

 Subject to adjustment in connection with changes in capitalization, the maximum number of shares of our common stock that may be issued or transferred pursuant to grants under the CIE Equity Plan is 30,180.39.
No participant may receive grants under the CIE Equity Plan with respect to more than 5,000 shares of our common stock during any calendar year. To the extent that all or a portion of an award under the CIE Equity Plan terminates, expires, is forfeited or is canceled or such grant is settled for cash (in whole or in part), the shares of CIE common stock subject to such award shall, to the extent of such termination, expiration, forfeiture, cancellation or cash settlement, again be available for grants under the CIE Equity Plan.
Awards under the CIE Equity Plan generally will not be transferable other than by will or the laws of descent and distribution, though the plan administrator may permit awards to be exercised by and paid to, or otherwise transferred, under certain conditions or in the plan administrator’s discretion.
Participants will not have any rights as stockholders with respect to any shares covered by or relating to options granted pursuant to the CIE Equity Plan until the date the participant becomes the registered owner of such shares of our common stock. Upon issuance of restricted stock, a participant will have, unless otherwise provided by the plan administrator or an award agreement, all the rights of a stockholder with respect to such shares of our common stock, including the right to receive all dividends and other distributions paid or made with respect to such shares. Participants holding restricted stock units will not have any rights as stockholders until the shares of CIE common stock underlying the restricted stock units are transferred to the participant pursuant to the CIE Equity Plan.
Unless otherwise stated in an award agreement, options granted under the CIE Equity Plan will vest with respect to 20% of such option on the first five anniversaries of the date of grant of such option, until 100% of such option is fully vested and exercisable subject to the participant’s continued employment through the applicable vesting date subject to the CIE Equity Plan’s provisions for earlier expiration upon certain terminations from employment. Generally, under the CIE Equity Plan, unvested options will expire on the date of a participant’s termination of employment unless otherwise specified in an option agreement.
Vested and unvested options will terminate immediately upon a termination for cause, on the date of commencement with a competitor, if the participant terminates employment without good reason, and on the date the participant joins a competitor, if the participant is subject to a non-compete. On all other terminations, vested options will expire on the earliest of (1) one year from the date of death; (2) 180 days following termination of the participant’s employment due to disability or retirement; (3) 120 days after the date participant is terminated for a reason other than for cause, death or disability or by the participant for good reason; or (4) the 10th anniversary of the grant date.
All shares of restricted stock will be subject to the terms and vesting requirements as the plan administrator sets forth in the award agreement. Unless otherwise provided in an award agreement, if no price was paid by the participant for the restricted stock, upon a termination of a participant’s employment during the applicable restriction period, the restricted stock will be forfeited to us for no consideration. If the participant paid a price for the restricted stock, we will have the right to repurchase from the participant the unvested restricted stock at a cash price per share equal to the price paid by the participant for such restricted stock or such other amount as may be specified in the award agreement. The plan administrator may, in its sole discretion, provide that upon certain events, such as a change in control, the restricted stock will vest and CIE will not have a right of repurchase.
All restricted stock units will be subject to the terms and vesting requirements as the plan administrator sets forth in the award agreement. A restricted stock unit award provides for the issuance of CIE common stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement. The plan administrator will specify the vesting requirements and other terms and conditions of each restricted stock unit award in the applicable award agreement. Restricted stock units generally will be forfeited, and the underlying shares of our common stock will not be issued, if the applicable vesting conditions are not met. The plan administrator will specify the conditions and dates upon which the shares underlying the vested restricted stock units will be issued (subject to compliance with the deferred compensation requirements of Section 409A of the Code). Restricted stock units may be paid in cash, shares, or both, as determined by the plan administrator.
For grants of options, restricted stock and restricted stock units, unless otherwise provided in an award agreement, upon a termination of employment due to death or disability, the portion of the award that would have vested on the anniversary of the grant date following such termination will vest on such termination of employment. Upon a termination due to death or disability or by us without cause or by the executive for good reason, within the one-year period following a change in control, 100% of all unvested awards shall immediately vest.
     The exercise price for options may be paid in cash. The plan administrator may in its sole discretion, permit the person exercising an option to pay the exercise price in forms other than cash. In addition, we will permit such participant to exercise all or any portion of his or her then-exercisable option through cashless exercise but only to the extent such right or the utilization of such right would not cause the option to be subject to Section 409A of the Code.
Adjustments Upon Changes in Shares
Subject to any required action by our stockholders, in the event of any increase or decrease in the number of issued shares of our common stock resulting from a subdivision or consolidation of shares, or any other increase or decrease in the number of shares of our common stock effected without receipt of consideration by CIE, the plan administrator will make equitable adjustments to prevent the enlargement or dilution of rights with respect to the number of shares of CIE common stock subject to grant under the CIE Equity Plan, the exercise price per share or purchase price per share of outstanding awards under the CIE Equity Plan and the number of outstanding shares of Restricted Stock.
Subject to any required action by our stockholders, if we are the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of CIE common stock receive securities of another corporation), the options and restricted stock units outstanding on the date of such merger or consolidation will pertain to and apply to the securities that a holder of the number of shares of CIE common stock subject to any such option and restricted stock unit would have received in such merger or consolidation (it being understood that if, in connection with such transaction, our stockholders retain their shares of CIE common stock and are not entitled to any additional or other consideration, and all awards granted pursuant to the CIE Equity Plan shall not be affected by such transaction).
Except as otherwise provided in a participant’s award agreement, in the event of (a) a dissolution or liquidation of CIE, (b) a sale of all or substantially all of CIE's assets, (c) a merger or consolidation involving CIE in which CIE is not the surviving corporation, or (d) a merger or consolidation involving CIE in which CIE is not the surviving corporation but the holders of shares of CIE common stock receive securities of another corporation and/or other property, including cash, the plan administrator will, in its good faith discretion, (i) have the power to provide for the exchange of each award outstanding immediately prior to such event (whether or not then exercisable) for a share of restricted stock and/or an option and/or a restricted stock unit on some or all of the property for which the shares of restricted stock and/or shares of CIE common stock underlying such options and restricted stock units are exchanged and, incident thereto, make an equitable adjustment, as determined by the plan administrator, in the exercise price of the options, or the number or kind of securities or amount of property subject to the options or restricted stock units and/or received for shares of restricted stock and/or, (ii) if appropriate, cancel, effective immediately prior to such event, any award (whether or not exercisable or vested) and in full consideration of such cancellation pay to the participant an amount in cash, with respect to each share of restricted stock and each such canceled restricted stock unit equal to the value, as determined by the plan administrator in its sole discretion, of securities and/or property (including cash) received by such holders of shares as a result of such event and with respect to each share underlying such canceled option of CIE common stock, equal to the excess, if any, of (A) the value, as determined by the plan administrator in its sole discretion, of securities and/or property (including cash) received by such holders of shares of CIE common stock as a result of such event over (B) the exercise price, as the plan administrator may consider appropriate to prevent dilution or enlargement of rights. For purposes of the CIE Equity Plan, neither the consummation of the Transactions nor any future acquisition of ownership interests or shares of Growth Partners, CAC or any of their affiliates constituted or constitutes a change of control for purposes of the CIE Equity Plan.
In the event of any extraordinary dividend in respect of shares of our common stock or change in the capitalization of CIE or other corporate change or in the event of an initial public offering for the securities of an affiliate of CIE, the plan administrator will, in its good faith discretion, make such substitutions or adjustments in the number and kind of shares of securities or other property subject to options and/or restricted stock and/or restricted stock units outstanding on the date on which such change occurs and in the per share exercise price of each option, as the plan administrator may consider appropriate to prevent dilution or enlargement of rights.
No adjustment or change to the awards or shares of CIE common stock will be made which would cause an award to be exempt from or comply with Section 409A of the Code.

Amendment
The plan administrator may amend the CIE Equity Plan or any award at any time, but no amendment may, without written participant consent, impair or adversely affect the rights of such participant respect under any award previously granted.
U.S. Federal Income Tax Consequences for the Equity Plan
The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Equity Plan and the disposition of shares acquired pursuant to exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Options
No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a nonqualified option”). Options granted under the Equity Plan are nonqualified options. Upon exercise of a nonqualified option, the participant will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections. In the event of a sale of shares received upon the exercise of a nonqualified option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
Restricted Stock
A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. No election under Section 83(b) of the Code or any similar law shall be made without the prior written consent of the plan administrator. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b) of the Code, the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted stock received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.

Restricted Stock Units
A participant will not be subject to tax upon the grant of an award of restricted stock units. On the date a restricted stock award vests and is settled, the participant will have taxable compensation equal to fair market value of the shares on that date. (Special rules apply to the receipt and disposition of restricted stock units received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.
Section 162(m)
In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and three other officers whose compensation is required to be disclosed in its proxy statement (excluding the chief financial officer), subject to certain exceptions. The Equity Plan is intended to satisfy an exception from Section 162(m) with respect to grants of options.

CIE Liquidity Plan

The Human Resources Committee of the board of directors of CAC has approved the Caesars Interactive Entertainment, Inc. Liquidity Plan, effective as of February 10, 2014 (the “Liquidity Plan”), to provide liquidity to eligible holders of CIE shares, options and warrants. For purposes of the Liquidity Plan, an eligible individual is any employee, consultant or service provider of CIE or its affiliates. However, due to local tax law restrictions, eligible individuals who are residents of Israel are not eligible to participate in the Liquidity Plan, and eligible individuals who are residents of Canada are eligible to sell shares of CIE common stock owned by them pursuant to the Liquidity Plan, but not options or warrants. The Liquidity Plan will be administered by the CIE board of directors or a committee thereof. The Liquidity Plan can be amended or terminated by the board of directors of CIE at any time.

Under the Liquidity Plan, CIE has the discretion, but not the obligation, to offer to purchase, at fair market value at the time of purchase (less any applicable exercise price) as determined as set forth below, some or all of the outstanding shares of CIE common stock and/or options or warrants held by eligible individuals from time to time during the term of the Liquidity Plan. Purchases may occur twice during each year during the term of the Liquidity Plan, with the first purchase occurring between January 1 and March 1, and the second purchase occurring between July 1 and September 1. For purposes of any purchase date occurring between January 1 and March 1, the fair market value per share of CIE common stock will be equal to the fair market value per share of CIE common stock as of the preceding December 31, as set forth in a third party valuation of CIE as of such date. For purposes of any purchase date occurring between July 1 and September 1, the fair market value per share of CIE common stock will be equal to the fair market value per share of CIE common stock as of the preceding June 30, as set forth in a third party valuation of CIE as of such date. An eligible individual must remain an employee of or consultant to or service provider to CIE on the date the purchase price is paid to such eligible employee. No right or interest under the Liquidity Plan may be sold, pledged, assigned or transferred in any manner.
For each purchase date, the administrator of the Liquidity Plan will establish a purchase pool. For purposes of any purchase date occurring between July 1 and September 1, the pool amount will be 15% of CIE’s adjusted EBITDA for the six month period ending on the preceding June 30, and for purposes of any purchase date occurring between January 1 and March 1, the pool amount will be equal to (1) 15% of CIE’s adjusted EBITDA for the twelve month period ending on the preceding December 31, less (2) the pool actually applied to the purchase of securities under the Liquidity Plan on the preceding purchase date. In the event the adjusted EBITDA for the applicable measurement period is greater than 110% of the budgeted adjusted EBITDA for such measurement period pursuant to CIE’s operating plan approved by CIE’s board of directors, the references to 15% above will be increased to 20%. The pool will then be allocated proportionately among the eligible individuals based on the eligible securities held by them as of each purchase date. In the event CIE offers to purchase any securities under the Liquidity Plan from an eligible individual and such eligible individual rejects the offer, those securities held by such eligible individual will cease to be eligible for future purchases under the Liquidity Plan. For purposes of the Liquidity Plan, “Adjusted EBITDA” means (a) for 2013 and 2014, the earnings before interest, taxes, depreciation and amortization of the social and mobile games businesses of CIE (calculated without regard to stock-based compensation expense and acquisition-related expenses), as reflected in the financial statements of CIE or its parent, and (b) for calendar years 2015 and beyond, the consolidated earnings before interest, taxes, depreciation and amortization of CIE (calculated without regard to stock-based compensation expense and acquisition-related expenses), as reflected in the financial statements of the Company or its parent.
Our named executive officers are eligible to participate in the Liquidity Plan.  As of the effective date of the Liquidity Plan, Mitch Garber, CAC’s President and Chief Executive Officer, and Craig Abrahams, CAC’s Chief Financial Officer and Secretary, held the following CIE shares and/or options that may be eligible for purchase by CIE from time to time under the Liquidity Plan:  Mr. Garber, 1,269.19 shares of CIE common stock, and options to purchase 3,062.5 shares of CIE common stock (because Mr. Garber is a resident of Canada, however, the options owned by him are not eligible to be purchased by CIE under the Liquidity Plan due to local tax law restrictions; however, in the event he exercises those options, the underlying shares of CIE common stock would be eligible for purchase under the Liquidity Plan); and Mr. Abrahams, 149.88 shares of CIE common stock and options to purchase 730 shares of CIE common stock.

Additionally, the Committee approved the purchase of shares under the Liquidity Plan and approved the following share purchases for the following executive officers. The Committee also approved a purchase price of $8,000 per share of CIE under the Plan. While under the Plan there is no requirement that the party accept the offer to purchase the shares underlying shares of CIE common stock and the options to purchase shares of CIE common stock noted below.

In January 2013 and July 2013, each of Messrs. Garber and Abrahams accepted CIE’s offer to purchase the shares of CIE common stock noted below.

Name	Number of Shares of CIE Common Stock	Payment Amount
Mitch Garber	491.4243	$2,661,419.52
Craig Abrahams	207.3397	$766,767.26

In February 2014, each of Messrs. Garber and Abrahams accepted CIE’s offer to purchase the shares underlying the options to purchase shares of CIE common stock noted below.

Name	Number of Shares Underlying Options to Purchase	Payment Amount
Mitch Garber	738.3229	$4,735,233.79
Craig Abrahams	145.7297	$934,637.34

2014 Incentive Plan Awards. In connection with approving the 2014 Incentive Plan, the Board approved the grant of restricted stock units to each of Messrs. Garber and Abrahams, subject to approval by stockholders of the 2014 Incentive Plan. The Board determined that the officers would need an equity-based award to align their interests with the new public investors. The value and number of restricted stock units is set forth in the New Plan Benefits Table above. The restricted stock units vest over four years at a rate of 25% per year on October 21 of each of 2014 to 2017. The units are settled at vesting in the form of our shares of Class A Common Stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction Policy
Our Board has a written related party transaction policy and procedures which give our Audit Committee the power to approve or disapprove potential related party transactions of our directors and executive officers, their immediate family members and entities where they hold a 5% or greater beneficial ownership interest. The Audit Committee is charged with reviewing all relevant facts and circumstances of a related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the person’s interest in the transaction.
The policy has pre-approved the following related party transactions:

•	compensation to an executive officer or director that is reported in our public filings and has been approved by the Human Resources Committee or our Board;

•
transactions where the interest arises only from (a) the person’s position as a director on the related party’s board; (b) direct or indirect ownership of less than 5% of the related party or (c) the person’s position as a partner with the related party with less than 5% interest and not the general partner of the partnership; and

•	transactions involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services.
Related Party Transaction is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.
The following discussion reflects our relationships and related party transactions entered into in connection with the Transactions and does not reflect relationships prior to that time.
Hamlet Holdings Operating Agreement
All holders of Hamlet Holdings’ equity securities are parties to Hamlet Holdings’ limited liability company operating agreement. The operating agreement provides, among other things, for the various responsibilities of the members. The members include Leon Black, Joshua Harris and Marc Rowan, each of whom is affiliated with Apollo (the “Apollo Members”), and David Bonderman and James Coulter each of whom is affiliated with TPG (the “TPG Members” and, together with the Apollo Members, the “Members”). The Members have the full and exclusive right to manage Hamlet Holdings and the consent of at least one Apollo Member and one TPG Member is required for all decisions by or on behalf of Hamlet Holdings. The Hamlet Holdings’ operating agreement also contains customary indemnification rights.
Sponsor CAC Proxy
All shares of CAC held by funds affiliated with and controlled by the Sponsors and their co-investors are subject to a proxy in favor of Hamlet Holdings. The proxy, which is irrevocable, grants Hamlet Holdings sole voting and dispositive control over all such shares. The members of Hamlet Holdings are comprised of three members affiliated with Apollo and two members affiliated with TPG. As of the Record Date, approximately 66.3% of CAC’s outstanding Class A common stock is subject to the proxy in favor of Hamlet Holdings.
Omnibus Voting Agreement
In connection with the Transactions, on October 21, 2013 Hamlet Holdings, affiliates of the Sponsors and their co-investors, CAC and CEC entered into a voting rights agreement (the “Omnibus Voting Agreement”) pursuant to which, in the event that any meeting of the stockholders of either CEC or CAC is called to seek approval for any action in connection with the Call Right (as defined below), such parties agree to appear at any such meeting and otherwise cause the shares under its beneficial ownership to be voted in favor of granting any such approval required or necessary for consummation of the Call Right (other than the election to require Caesars to acquire CAC’s Class A common stock in lieu of voting units of Growth Partners) and pursuant to which some of the parties provide for certain rights and obligations of such parties with respect to their ownership of the CAC Class A common shares. The Omnibus Voting Agreement also contains, among other things, the agreement among such parties to restrict their ability to transfer stock of the Company, as well as rights of first refusal, tag-along rights and drag-along rights. The Omnibus Voting Agreement also provides the parties with certain rights with respect to the approval of certain matters and the designation of nominees to serve on our Board.

Agreements with Caesars Entertainment and its Subsidiaries
CGP Operating Agreement
CAC and certain subsidiaries of CEC entered into an amended and restated limited liability company agreement of Growth Partners (the “CGP Operating Agreement”) under which CAC manages and operates the business and affairs of Growth Partners as the managing member and sole holder of its voting units, and may request certain back-office and advisory services from CEOC under the CGP Management Services Agreement (as defined below). Approval by the CAC board of directors is required to approve certain significant corporate actions at Growth Partners, including, among other things, liquidation or dissolution; merger, consolidation or sale of all or substantially all of the assets; acquisitions or investments outside of the ordinary course of business; and material amendments to the CGP Operating Agreement.
All of the holders of Growth Partners' units will be entitled to share equally in any distributions that CAC, as managing member, may declare from legally available sources, subject to the distribution waterfall in connection with a liquidation, a partial liquidation or sale of material assets. All of the holders of units will also be entitled to receive quarterly cash tax distributions (other than in connection with a liquidation or certain partial liquidations). The Call Right, the liquidation right held by CAC and the development of ongoing business opportunities are further described below.
The management, operation and power of Growth Partners is vested exclusively in CAC and independent of CEC; provided, however, that the CGP Operating Agreement contains certain provisions requiring CAC to cause Growth Partners to interact with CEC on an arm’s length basis.
Call Right
As set forth in CAC’s Certificate of Incorporation and the CGP Operating Agreement, after the third anniversary of the closing of the Transactions, CEC and/or its subsidiaries will have the right, which it may assign to any of its affiliates or to any transferee of all non-voting units of Growth Partners held by CEC and which only may be exercised under certain circumstances as described below, to acquire all or a portion of the voting units of Growth Partners, or at the election of CAC and subject to the approval of CAC’s stockholders, the shares of CAC’s Class A common stock, not otherwise owned by CEC and/or its subsidiaries at such time (the “Call Right”). The purchase consideration may be, at CEC’s option, cash or shares of CEC’s common stock valued at market value, net of customary market discount and expenses, provided that the cash portion will not exceed 50% of the total consideration in any exercise of the Call Right. The purchase price will be the fair market value of the voting units of Growth Partners (or shares of CAC’s Class A common stock) at such time based on an independent appraisal, subject to (i) a minimum purchase price equal to the capital contribution in respect of such units plus a 10.5% per annum return on such capital contribution, or (ii) a maximum purchase price equal to the capital contribution in respect of such units plus a 25% per annum return on such capital contribution, in either case, taking into account prior distributions (other than tax distributions) with respect to such units.
The Call Right may be exercisable in part by CEC (up to three times), but until the Call Right is exercised in full, any voting units of Growth Partners (or shares of CAC’s Class A common stock) acquired by CEC will be converted into non-voting units (or non-voting shares of CAC’s Class B common stock). Additionally, the Call Right may only be exercised by CEC and/or its subsidiaries if, at the time of such exercise, (w) CEC and CAC enter into a resale registration rights agreement with respect to the shares of CEC common stock used as all or a portion of the purchase consideration in connection with the exercise of the Call Right, (x) the common stock of CEC (i) is registered with the Securities and Exchange Commission, (ii) is listed for trading and trades on a national securities exchange, and (iii) issuable upon exercise of the Call Right will represent, in the aggregate, not more than one half of the total CEC’s common stock issued and outstanding giving effect to the exercise of the Call Right, (y) CEC has a minimum liquidity of $1.0 billion and a maximum net debt leverage ratio of 9.00 to 1.00, and (z) no event of default has occurred and is in effect under any financing agreement of CEC or its subsidiaries. Further, in the event that a stockholder vote of CEC is required in connection with the exercise of such Call Right, receipt of affirmative approval of such vote will be a condition to the exercise of the Call Right and at the closing of the Transactions, affiliates of the Sponsors will enter into a voting support agreement in favor of any such stockholder approval. In addition, a majority of the independent directors of the board of directors of CEC must approve the exercise of the Call Right by CEC and/or its subsidiaries. The Call Right will be transferable to a transferee that also receives a transfer of all the non-voting units of Growth Partners, and exercisable by the transferee upon the same terms and conditions (including same consideration in the form of CEC stock) as apply to CEC and its subsidiaries.

For information with respect to CEC and its common stock, you may refer to the annual and quarterly reports and other information that CEC files with the SEC. CEC’s filings are available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.
Liquidation Right
Following the fifth anniversary of the closing of the Transactions and until the eighth year six month anniversary of the closing of the Transactions, our Board will have the right to cause a liquidation of Growth Partners, including the sale or winding up of Growth Partners, or other monetization of all of its assets and the distribution of the proceeds remaining after satisfaction of all liabilities of Growth Partners to the holders of Growth Partners’ units according to the waterfall described below. On the eighth year and six month anniversary of the closing of the Transactions (unless otherwise agreed by CEC and CAC), if our Board has not previously exercised its liquidation right, Growth Partners shall, and our Board shall cause Growth Partners to, effect a liquidation.
Upon a liquidation, partial liquidation or sale of material assets, all net cash and other assets not monetizable of Growth Partners shall, subject to applicable gaming regulatory laws, be distributed as follows: (i) first, to all units held by CAC until amounts distributed equal return of CAC’s capital contribution (less an amount equal to the aggregate of the amount reimbursed in the form of the approximately $1.1 billion of aggregate principal amount of senior notes previously issued by CEOC and the aggregate value of the CAC subscription rights that were distributed by CEC and that were restored to CEC by Growth Partners in the form of CEOC Notes with equivalent value to the rights value  (such amount, the “Capital Shift Amount”)) plus a 10.5% per annum of return on such capital contribution (such return to begin accruing on the proceeds in excess of the purchase price of Planet Hollywood, Horseshoe Baltimore and 50% of the related management fees only upon the investment of such excess proceeds by Growth Partners); (ii) second, to all units held by CEC and/or its subsidiaries until CEC catches up (on a per unit basis) to its respective amount distributed in provision (i) (including the 10.5% per annum of return on the capital contribution) and CEC receives the Capital Shift Amount; and (iii) third, to all holders of units pro rata.
The structure pursuant to which Growth Partners will effect a liquidating distribution, sale of Growth Partners or other similar transaction that provides liquidity to the holders of Growth Partners’ units as described above will be determined by a special-purpose liquidation committee that will include representatives from CEC and CAC. In connection with any liquidation of Growth Partners, CAC will have an approval right over any sale or other monetization of assets of Growth Partners that would not exceed the greater of (x) the book value of Growth Partners, and (y) the value of Growth Partners as determined by an appraiser selected by CAC.

Business Opportunities
When we consider new investment and acquisition opportunities, we will have to submit them to CEC, except for any expansion, add-on or additional investment in respect of any existing gaming property of Growth Partners or its subsidiaries, or with respect to CIE, any potential future investment or acquisition by CIE. A committee of the board of directors of CEC comprised of disinterested directors will make the determination on behalf of CEC to (1) exercise its right of first offer to pursue any potential project itself, or (2) decline the project for itself, after which Growth Partners may elect or decline to pursue the project. When CEC considers new investment and acquisition opportunities, CEC will have the option to (1) pursue any potential project itself, or (2) decline the project for itself, after which Growth Partners may elect or decline to pursue the project. In the event CEC declines an opportunity and Growth Partners undertakes the opportunity, Growth Partners will retain a 50% financial stake in the management fee to be received by CEC, unless otherwise agreed, and Growth Partners will acquire 100% of the new equity in such opportunity. In the event Growth Partners plans to sell any of its assets to third parties, CEC will have the first right to make an offer to purchase such assets.
Registration Rights
The CGP Operating Agreement will provide that on and after the fifth anniversary of the closing of the Transactions, the non-voting units of Growth Partners will be exchangeable into non-voting shares of CAC’s Class B common stock with equivalent terms to the non-voting units of Growth Partners and with the addition of rights to have all such Class B common stock registered under the Securities Act, pursuant to demand and shelf registration rights. In addition, to the extent that the CAC Class A common stock held by the Sponsors and their co-investors are deemed control and/or restricted securities, the Sponsors and their co-investors will also have the right to have all of their Class A common stock registered under the Securities Act, pursuant to demand and shelf registration rights with respect to such Class A common stock. CAC, Growth Partners, certain subsidiaries of CEC as holders of Growth Partners’ non-voting units convertible into CAC’s Class B common stock, and the Sponsors and their co-investors will enter into a registration rights agreement (the “Registration Rights Agreement”) that will govern the terms of the demand and shelf registration rights.

In addition, CEC and CAC will enter into a registration rights agreement in substantially the same terms as the Registration Rights Agreement that will grant demand and shelf registration rights to CAC in the event that CAC receives CEC publicly traded stock as compensation upon exercise of the call right and such stock is deemed control and/or restricted securities.
Transaction Agreement
In connection with the Transactions, CAC and Growth Partners entered into a Transaction Agreement with CEC and certain of its subsidiaries that govern the distribution of the rights, the contribution and purchase of certain assets by subsidiaries of CEC and the ongoing rights and responsibilities among the parties. The Transaction Agreement, among other things, provides for the:

•	distribution of the CAC subscription rights via dividend to the stockholders of record of CEC;

•	contribution by CAC to Growth Partners of the proceeds in exchange for voting units of Growth Partners;

•
contribution by certain subsidiaries of CEC of the Contributed Assets in exchange for non-voting units of Growth Partners (reflecting the closing date allocation true-up for the CEOC Notes), subject to certain closing conditions and adjustments for an earnout based on a component of CIE’s earnings in 2015;

•
issuance of non-voting units of Growth Partners to a subsidiary of CEC if, within nine months after the closing of the Transactions, Growth Partners sells or agrees to sell all of its interests in CIE(or any material component part) to any third party other than CEC at a sale price greater than the valuation of CIE (or any such material component part) at the time of contribution to Growth Partners;

•	purchase of the Purchased Assets by Growth Partners for fair value, subject to certain closing conditions and adjustments;

•	option, at the election of the Sponsors, to proceed with a closing in multiple stages (deferred closings will not be applicable);

•	agreement to enter into the CGP Management Services Agreement (as described below); and

•	return of the aggregate fair-market value, if any, of the subscription rights distributed by CEC will be restored to CEC in the form of CEOC Notes.
CGP Management Services Agreement
In connection with the Transactions, CAC and Growth Partners entered into a Management Services Agreement with CEOC pursuant to which CEOC and its subsidiaries will provide certain services to CAC, Growth Partners and their subsidiaries (the “CGP Management Services Agreement”). At the request of CAC, CEOC may also provide certain business advisory services, including identifying and analyzing opportunistic investments and developing and implementing corporate and business strategies. While CEOC will provide recommendations in its role as service provider, its primary role under the CGP Management Services Agreement is to provide administrative and operational services as requested by CAC’s Board and executive officers. CAC holds all of the voting and decision-making power to authorize and implement strategies and operational direction at Growth Partners.
The agreement, among other things:

•
contemplates that CEOC and its subsidiaries shall provide certain corporate services and back-office support, which shall include, but not be limited to: (1) maintaining books and records in accordance with United States generally accepted accounting principles (“GAAP”); (2) preparing financial statements in accordance with GAAP; (3) preparing operating and capital budgets (including budgets in support of the services fees required to be paid) which shall be approved by CAC; (4) establishing bank accounts, if necessary, and providing treasury and cash management functions; (5) arranging for letters of credit, as needed; (6) paying certain outstanding accounts payable, payroll and other expenses on a fully reimbursable basis; (7) preparing and filing all regulatory filings, including SEC filings and those required by any gaming control board or regulatory authority governing gaming; (8) providing access to certain trademarks for use in entity names; (9) providing access to certain proprietary business plans, projections and marketing, advertising and promotion plans, strategies, and systems; (10) providing access to lobbying services; and (11) providing certain centralized services including information technology services, information systems, website management, vendor relationship management, real estate, strategic sourcing, design and construction, regulatory compliance functions, finance and accounting, consolidated finance operations, risk management, internal audit, tax, record keeping and subsidiary management, treasury functions, regulatory compliance, human resources, compensation, benefits, marketing and public relations, legal, payroll, accounts payable, security and surveillance, government relations, communications and data access;

•
contemplates that CEOC and its subsidiaries shall provide certain advisory and business management services, which shall include, but not be limited to, assistance in: (1) developing and implementing corporate and business strategy and planning; (2) identifying, analyzing, preparing for, negotiating, structuring and executing acquisitions, joint ventures, development activities, divestitures, investments and/or other opportunistic uses of capital; (3) legal and accounting consultancy services; (4) design and construction consultancy services; and (5) analyzing and executing financing activities;

•	allows the parties to modify the terms and conditions of the performance of any of the services and to request additional services from time to time; and

•	provides for payment of a service fee by CAC and/or Growth Partners in exchange for the provision of services.
Management Investor Rights Agreement
CIE is party to the Amended and Restated Caesars Interactive Entertainment, Inc. Management Investor Rights Agreement, dated as of November 22, 2010, as amended (the “MIRA”), with certain of its holders of securities, including certain members of its management. The MIRA governs certain aspects of CIE’s relationship with management securityholders. The MIRA, among other things:

•	restricts the ability of management securityholders to transfer shares of CIE common stock, with certain exceptions, prior to a qualified public offering;

•
allows Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC and certain of their affiliates (collectively, the “Apollo Entities”) and TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC and certain of their affiliates (collectively, the “TPG Entities”) to require management securityholders to participate in sale transactions in which Apollo Entities and TPG Entities sell more than 40% of their shares of CIE common stock;

•	allows management securityholders to participate in sale transactions in which Apollo Entities and the TPG Entities sell shares of CIE common stock, subject to certain exceptions;

•	allows management securityholders to participate in registered offerings in which Apollo Entities and the TPG Entities sell their shares of CIE common stock, subject to certain limitations;

•	allows management securityholders to require us to repurchase shares of CIE common stock upon termination of employment without cause or for good reason; and

•
allows CIE to repurchase, subject to applicable laws, all or any portion of its common stock held by management securityholders upon the termination of their employment with CIE or its subsidiaries, in certain circumstances.

The MIRA will terminate upon the dissolution of CIE or in part (i.e., certain rights contained in the MIRA, such as the right to compel transfers of stock, preemptive rights on issuances of new shares and the right to compel a repurchase of stock, will terminate) upon a public offering of at least 10% of the then-outstanding equity securities of CIE, CEC or HIE Holdings, Inc. (“HIE Holdings”).

CIE has the right, but not the obligation, to repurchase from not less than all management securityholders up to two-thirds of the total shares of CIE common stock acquired pursuant to the exercise of an option ("Option Shares") held by each such management securityholder for the applicable purchase price as described below; provided, that, the relative percentage of Option Shares repurchased shall be the same with respect to each management securityholder. The applicable purchase price is an amount per Option Share equal to (I) the product of (i) fourteen (14) and (ii) the exercise price paid per Option Share less (II) the aggregate amount of dividends or distributions (including the fair market value of any non-cash dividends or distributions, if any) received with respect to such Option Share prior to the effectiveness of such repurchase, if any.
The MIRA was amended in connection with Rock Gaming’s subscription for CIE’s common stock on March 30, 2012. The amended MIRA provides Rock Gaming with certain preferred terms, including, among others, the right to appoint a director to the CIE board of directors. The MIRA was further amended on September 28, 2013 to apply the MIRA’s provisions to all shares of CIE common stock underlying option, restricted stock and restricted stock unit awards of CIE, restricts transfers of such shares, including shares delivered upon exercise or settlement of equity awards, and expands CIE’s repurchase right so that it applies to shares of CIE common stock underlying all types of equity awards that may be granted to employees and other service providers.

CIE Shared Services Agreement
CIE is party to a Shared Services Agreement with CEC and HIE Holdings, pursuant to which CEOC provides certain services to CIE. The agreement, among other things:

•
contemplates that CEOC will provide certain services related to accounting, risk management, tax, finance, recordkeeping, financial statement preparation and audit support, legal, treasury functions, regulatory compliance, information systems, office space and corporate and other centralized services;

•	allows the parties to modify the terms and conditions of CEC performance of any of the services and to request additional services from time to time; and

•	provides for payment of a service fee to CEC in exchange for the provision of services in an amount equal to the fully allocated cost of such services plus 10%.
CIE Cross Marketing and Trademark License Agreement
CIE is party to a cross marketing and trademark license agreement with each of Caesars World, Inc., Caesars License Company LLC, CEC and CEOC (the “Cross Marketing and Trademark License Agreement”). In addition to granting CIE the exclusive rights to use various brands of CEC in connection with social and mobile games and online real money gaming in exchange for a 3% royalty, this agreement also provides that CEOC will provide certain marketing and promotional activities for CIE, including its participation in the Total Rewards loyalty program, and CIE will provide certain marketing and promotional activities for CEC and CEOC. The agreement also provides for certain revenue share arrangements where CIE pays CEOC for customer referrals. This agreement is in effect until December 31, 2026, unless earlier terminated pursuant to the agreement’s terms. During the year ended December 31, 2013 and the fiscal year ended December 31, 2012, CIE paid $0.7 million and $0.4 million, respectively, pursuant to the terms of the Cross Marketing and Trademark License Agreement.
Tax Matters Agreement
In connection with the contribution of CIE to Growth Partners, CIE entered into a tax matters agreement with CEC (the “Tax Matters Agreement”). The Tax Matters Agreement governs the respective rights, responsibilities, and obligations of CEC and CIE with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes with respect to CIE. The Tax Matters Agreement will remain in effect until the parties agree in writing to its termination.
In general, under the Tax Matters Agreement:

•	CIE and CEC agree to cooperate with each other in the preparation of tax returns and with regard to any audits related to the tax returns of CIE or CEC;

•
with respect to any period (or portion thereof) ending prior to CIE’s deconsolidation from CEC’s “consolidated group” for U.S. federal income tax purposes, CEC will pay (i) any U.S. federal income taxes of the “consolidated group” of which CEC is the common parent, and (ii) any state or local income taxes that are determined on a consolidated, combined, or unitary basis, and if CIE (including any of CIE’s subsidiaries) is included in that consolidated, combined, or unitary group, CIE will pay CEC an amount equal to the amount of U.S. federal, state, or local income tax (as applicable) that CIE would have paid had CIE filed a separate consolidated U.S. federal, state, or local income tax return (as applicable) for any such period (or portion thereof), subject to certain adjustments;

•
with respect to any period (or portion thereof) beginning after CIE’s deconsolidation from CEC’s Consolidated Group, CIE will be responsible for any U.S. federal, state, or local income taxes of CIE and its subsidiaries;

•	CEC will be responsible for any U.S. federal, state, local, or foreign taxes due with respect to tax returns that include only CEC and/or its subsidiaries (excluding CIE and its subsidiaries); and

•	CIE will be responsible for any U.S. federal, state, local, or foreign taxes due with respect to tax returns that include only CIE and/or CIE’s subsidiaries.

Asset Purchase Transaction

On March 1, 2014, CAC entered into a Property Sale Agreement by and among CEC, CEOC, Caesars License Company, LLC, HNOMC, Corner Investment Company, LLC, 3535 LV Corp., Parball Corporation, JCC Holding Company II, LLC and Growth Partners. The Property Sale Agreement was fully negotiated by and between the CEC Special Committee and the CAC Special Committee, each comprised solely of independent directors, and was recommended by both committees and approved by the Boards of Directors of CEC and CAC. The CEC Special Committee, the CAC Special Committee and the Boards of Directors of CEC and CAC each received fairness opinions from firms with experience in valuation matters, which stated that, based upon and subject to (and in reliance on) the assumptions made, matters considered and limits of such review, in each case as set forth in the opinions, the Subsequent Property Purchase Price (as defined below) was fair from a financial point of view to CEC and Growth Partners, respectively.
Pursuant to the terms of the Property Sale Agreement, Growth Partners (or one or more of its designated direct or indirect subsidiaries) agreed to acquire from CEOC or one or more of its affiliates (i) The Cromwell (f/k/a Bill’s Gamblin’ Hall & Saloon), The Quad, Bally’s Las Vegas and Harrah’s New Orleans, (ii) 50% of the ongoing management fees and any termination fees payable under the Property Management Agreements to be entered between a Property Manager (as defined below) and the owners of each of the Properties; and (iii) certain intellectual property that is specific to each of the Properties (together with the transactions described in (i) and (ii) above, the “Subsequent Property Transaction”) for an aggregate purchase price of $2,000.0 million (the “Subsequent Property Purchase Price”), net of assumed debt, in the Subsequent Property Transaction, and also subject to various pre-closing and post-closing adjustments in accordance with the terms of the Property Sale Agreement (as previously disclosed in the current Form 8-K filed on March 3, 2014).
Consistent with the 2013 sale of Planet Hollywood, this transaction will also be accounted for as a reorganization of entities under common control. The Subsequent Property Transaction is subject to certain closing conditions, including the receipt of gaming and other required governmental approvals, accuracy of representations and warranties, compliance with covenants and receipt by CEC and the CEC Special Committee of certain opinions with respect to CEOC. In addition, the consummation of the Subsequent Property Transaction by CAC is subject to CAC’s receipt of financing on terms and conditions satisfactory to CAC and Growth Partners. In connection with the Subsequent Property Transaction, a wholly-owned subsidiary of Growth Partners entered into a commitment letter with certain financial institutions (the “Lenders”), pursuant to which, subject to the conditions set forth therein, the Lenders committed to provide $1,325.0 million in senior secured credit facilities (a $1,175.0 million senior secured term facility and a $150.0 million senior secured revolving facility) and $675.0 million in second lien indebtedness to consummate the Subsequent Property Transaction. The Property Sale Agreement provides that, at the closing of the Subsequent Property Transaction (the “Closing”), the owner of each Property will enter into a Property Management Agreement with the applicable Property Manager, pursuant to which, among other things, the Property Managers will provide management services to the applicable Property and Caesars Licensing Company, LLC will license enterprise-wide intellectual property used in the operation of the Properties.
The Property Sale Agreement contains customary indemnification obligations of each party with respect to breaches of their respective representations, warranties, covenants and obligations, and certain other designated matters, which in certain circumstances are subject to specified limitations on the amount of indemnifiable damages and the survival period in which a claim may be made. Additional indemnification obligations of CEC and the sellers include amounts expended for new construction and renovation at The Quad in excess of the $223 million budgeted for renovation expenses (up to a maximum amount equal to 15% of such budgeted amount and subject to certain exceptions) and certain liabilities arising under employee benefit plans. In addition to the aforementioned indemnification obligations, the Property Sale Agreement requires that CEOC ensure that the remaining amounts required to construct and open The Cromwell be fully-funded by CEOC, including providing a minimum amount of House Funds (as defined in the Property Sale Agreement) in connection with the opening of The Cromwell. CEC and certain of its affiliates will indemnify CAC, Growth Partners and certain of their affiliates for a failure to open the hotel and casino at The Cromwell by a specified date and for failure to open the restaurant and nightclub at The Cromwell by a specified date.
The Property Management Agreements will be entered into at Closing by and between each of the four property management entities (each a “Property Manager” and collectively, the “Property Managers”), each of which (other than HNOMC, which is the existing manager of Harrah’s New Orleans) will be formed as a wholly-owned subsidiary of CEOC, and each of the respective owners of the Properties (the “Property Owners”). The ongoing management fees payable to each of the Property Managers consists of a (i) base management fee of 2% of net operating revenues with respect to each month of each year during the term of such agreement and (ii) an incentive management fee in an amount equal to 5% of EBITDA for each operating year. CEOC will guarantee the obligations of the Property Managers under each of the Property Management Agreements.
Pursuant to the terms of the Property Sale Agreement, the parties have agreed to use reasonable best efforts to establish a new services joint venture (the “Services JV”) between CEOC, Caesars Entertainment Resort Properties LLC (“CERP”) and Growth Partners and certain of their respective subsidiaries. The purpose of the Services JV includes the common management of the enterprise-wide intellectual property, which will be licensed by the Services JV to, among other parties, each of the Property Owners, and shared services operations across the portfolio of CEOC, CERP and Growth Partners properties. Following the Closing, at Growth Partners’ request and subject to receipt of any required regulatory approvals, the Property Management Agreements will be assigned to the Services JV which will thereafter perform the obligations of the Property Managers (in which case CEOC’s guarantee of the obligations under the assigned Property Management Agreements will be released). The Property Sale Agreement is subject to termination if the Closing is not completed by June 30, 2014, which date may be extended until August 31, 2014 in certain circumstances.
Management Agreements
Planet Hollywood
PHW Las Vegas, LLC and PHW Manager, LLC entered into a hotel and casino management agreement dated as of February 19, 2010 that engages PHW Manager, LLC to manage and operate the Planet Hollywood Resort & Casino in Las Vegas, Nevada. The initial term of the agreement is 35 full calendar years, and may be extended by PHW Manager, LLC for two additional terms of 10 years each. PHW Manager, LLC is entitled to a base fee of 3% of adjusted gross operating revenue of PHW Las Vegas LLC and an incentive fee of 4.5% of EBITDAM of PHW Las Vegas, LLC for each operating year. In connection with the Transactions, PHW Las Vegas, LLC assigned the management agreement to a newly formed subsidiary, PHWLV, LLV that holds Planet Hollywood and related assets, with the equity interests of such subsidiary purchased by Growth Partners.
Maryland Joint Venture
Caesars Baltimore Management Company, LLC, an indirect subsidiary of CEOC, and the Maryland Joint Venture, are party to a Management Agreement, dated October 23, 2012, that engages Caesars Baltimore Management Company, LLC, a subsidiary of CEOC, to manage and operate the casino to be developed by the Maryland Joint Venture. The initial term of the agreement is until the 15th anniversary of the date on which the managed facilities open for business on an ongoing basis to the general public. Caesars Baltimore Management Company, LLC will have the right to extend the initial term for one additional ten year period. Caesars Baltimore Management Company, LLC is entitled to a base management fee of 2% of net operating revenues of the Maryland Joint Venture and an incentive management fee of 5% of EBITDA of the Maryland Joint Venture, except that in certain situations the incentive management fee may fall to 4%, 3% or 2% of EBITDA.
CIE’s Credit Agreement with CEC
On November 29, 2011, CIE entered into the second amended credit agreement with CEC whereby CEC agreed to provide CIE with a revolving credit facility of up to $146.9 million. The credit facility had an outstanding principal balance of $39.8 million at December 31, 2013, bears interest at a rate of LIBOR plus 5.0% and is due on November 29, 2016.

Caesars Acquisition Company Equity-Based Compensation Plan

On April 13, 2014, the Company, Growth Partners and CEC adopted the Caesars Acquisition Company Equity-Based Compensation Plan, which provides officers, employees, consultants advisors, contractors and other service providers of CEC the opportunity to receive equity- based compensation. Awards under the plan will be dollar-denominated and settled in shares of our Class A Common Stock. The plan authorizes the grant of awards up to a maximum aggregate value of $25,000,000 of Class A Common Stock. Pursuant to the Plan, and subject to a participant's continued employment or service, each grant shall vest in three equal installments, on October 21 of each of 2014, 2015 and 2016. Such awards may vest earlier including, without limitation, upon certain terminations of employment or service. The Board of Directors of CEC, or subcommittee thereof has the discretion to adjust, amend or terminate the plan.

Upon a vesting date or event, the Company will contribute to Growth Partners a number of shares of Class A Common Stock with an aggregate value equal to the value of award installments that vest on such date or event. Growth Partners will issue to the Company a number of interests equal to the number of shares of Class A common stock contributed by the Company on such date. After the contribution by the Company of the shares of Class A Common Stock to Growth Partners, Growth Partners shall deliver such shares to CEOC, which shall deliver the shares to the participants that vest on such date or event

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides certain information regarding the beneficial ownership of our outstanding capital stock based on public disclosures or otherwise known to the Company as of the Record Date for:

•	each person or group known to us to be the beneficial owner of more than 5% of our capital stock;

•	each of our named executive officers in the Summary Compensation Table;

•	each of our directors and director nominees; and

•	all of our current directors and executive officers as a group.
Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community or marital property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of Class A common stock held by them. Shares of Class A common stock subject to options currently exercisable or exercisable within 60 days of the Record Date and not subject to repurchase as of that date are deemed outstanding for the purpose of calculating the percentage of outstanding shares of the person holding these options, but are not deemed outstanding for the purpose of calculating the percentage of outstanding shares owned by any other person.

Name	Shares of Class A Common Stock Beneficially Owned	Percentage of Class
Apollo Funds(1)(2)	—	—
TPG Funds(1)(3)(4)	—	—
Hamlet Holdings (1)(5)	90,063,316	66.33%
Marc Rowan, Director	—	—
David Sambur, Director	—	—
Karl Peterson, Director	—	—
Philip Erlanger, Director	—	—
Marc Beilinson, Director	—	—
Don Kornstein, Director	—	—
Dhiren Fonseca, Director	—	—
Mitch Garber, President and Chief Executive Officer	—	—
Craig Abrahams, Chief Financial Officer and Secretary	—	—
All directors and officers as a group(6)	—	—
Paulson & Co(7)	12,322,840	8.98%
___________________

(1)
Each of Apollo Hamlet Holdings, LLC (“Apollo Hamlet”) and Apollo Hamlet Holdings B, LLC (“Apollo Hamlet B” and together with Apollo Hamlet, the “Apollo Funds”), TPG Hamlet Holdings, LLC (“TPG Hamlet”) and TPG Hamlet Holdings B, LLC (“TPG Hamlet B,” and together with TPG Hamlet, the “TPG Funds”), and Co-Invest Hamlet Holdings B, LLC (“Co-Invest B”) and Co-Invest Hamlet Holdings, Series LLC (“Co-Invest LLC” and together with “Co-Invest B”, the “Co-Invest Funds”), granted an irrevocable proxy (the “Irrevocable Proxy”) in respect of all of the shares of Class A common stock held by such entity to Hamlet Holdings, irrevocably constituting and appointing Hamlet Holdings, with full power of substitution, its true and lawful proxy and attorney-in-fact to: (i) vote all of the shares of the Class A common stock held by such entity at any meeting (and any adjournment or postponement thereof) of Caesars’ stockholders, and in connection with any written consent of Caesars’ stockholders, and (ii) direct and effect the sale, transfer or other disposition of all or any part of the shares of Class A common stock held by that entity, if, as and when so determined in the sole discretion of Hamlet Holdings.

(2)
The Apollo Funds and the Co-Invest Funds directly hold an aggregate of 62,068,191 shares of Class A common stock, all of which are subject to the Irrevocable Proxy. Each of Apollo Hamlet Holdings, LLC and Apollo Hamlet Holdings B, LLC is an affiliate of, and is controlled by, affiliates of Apollo. Apollo Management VI, L.P., an affiliate of Apollo, is one of two managing members of each of the Co-Invest Funds. Messrs. Black, Harris and Rowan serve as the managers of Apollo Hamlet and Apollo Hamlet B, and also serve as the executive officers and managers of Apollo and its affiliated investment managers and advisors. Messrs. Black, Harris and Rowan are also members of Hamlet Holdings. The Apollo Funds, the Co-Invest Funds, Apollo and each of its affiliates, and Messrs. Black, Harris and Rowan, each disclaim beneficial ownership of any shares of Class A common stock beneficially owned by Hamlet Holdings pursuant to the Irrevocable Proxy, or directly held by Apollo Hamlet, Apollo Hamlet B or the Co-Invest Funds, in which such person does not have a pecuniary interest. The address of the Apollo Funds, Apollo and Apollo’s investment management affiliates, and Messrs. Black, Harris and Rowan is c/o Apollo Global Management, LLC, 9 West 57th Street, 43rd Floor, New York, New York

10019. The address of the Co-Invest Funds is c/o Apollo Global Management, LLC, 9 West 57th Street, 43rd Floor, New York, New York 10019 and c/o TPG Global, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(3)
The TPG Funds and the Co-Invest Funds directly hold an aggregate of 62,068,192 shares of Caesars Class A common stock, all of which are subject to the Irrevocable Proxy. The TPG Funds disclaim beneficial ownership of the Class A common stock held by Hamlet Holdings pursuant to the Irrevocable Proxy. The address of the TPG Funds is c/o TPG Global, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(4)
David Bonderman and James Coulter are officers and sole shareholders of TPG Group Holdings (SBS) Advisors, Inc., which is the general partner of TPG Group Holdings (SBS), L.P., which is the sole member of TPG Holdings I-A, LLC, which is the general partner of TPG Holdings I, L.P., which is the sole member of TPG GenPar V Advisors, LLC, which is the general partner of TPG GenPar V, L.P., which is the general partner of TPG V Hamlet AIV, L.P., which is the managing member of TPG Hamlet. TPG GenPar V, L.P. is also the managing member of TPG Hamlet B and a managing member of each of the Co-Invest Funds. Messrs. Bonderman and Coulter are also members of Hamlet Holdings. Messrs. Bonderman and Coulter disclaim beneficial ownership of the Class A common stock held by Hamlet Holdings pursuant to the Irrevocable Proxy. The address of Messrs. Bonderman and Coulter is c/o TPG Global, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(5)
All shares held by the Apollo Funds, the TPG Funds and the Co-Invest Funds, representing 66.3% of Caesars’ outstanding Class A common stock, are subject to the Irrevocable Proxy granting Hamlet Holdings sole voting and sole dispositive power with respect to such shares. The members of Hamlet Holdings are Leon Black, Joshua Harris and Marc Rowan, each of whom is affiliated with Apollo and holds approximately 17% of the limited liability company interests of Hamlet Holdings, and David Bonderman and James Coulter, each of whom is affiliated with the TPG Funds and holds approximately 25% of the limited liability company interests of Hamlet Holdings.

(6)	Unless otherwise specified, the address of each of our directors and named executive officers is c/o Caesars Acquisition Company, One Caesars Palace Drive, Las Vegas, Nevada 89109.

(7)
Includes all of the common stock held by funds and accounts managed by Paulson & Co. Inc., which include Paulson Credit Opportunities Master Ltd., Paulson Recovery Master Fund Ltd., Paulson Advantage Master Ltd. and Paulson Advantage Plus Master Ltd. The address of Paulson & Co. Inc. is 1251 Avenue of the Americas, New York, NY 10020.

AUDIT COMMITTEE REPORT
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit and Compliance Committee has received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with it the firm’s independence from the Company and its management. The Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services to us is compatible with its independence.
The Audit Committee discussed with our internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of the audits of the financial statements, the audit of the effectiveness of our internal control over financial reporting, our progress in assessing the effectiveness of our internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, and the overall quality of our financial reporting, and reports to the Board of Directors on its findings.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in our filing with the Securities and Exchange Commission of our Annual Report on Form 10-K, for the year ended December 31, 2013.
Marc Beilinson
Don Kornstein
Philip Erlanger
April 5, 2014

WHERE TO FIND ADDITIONAL INFORMATION
We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. This information can be inspected and copied at the Public Reference Room at the SEC’s office at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Such information may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov. We are an electronic filer, and the SEC maintains an Internet site at http://www.sec.gov that contains the reports and other information we file electronically. Our website address is www.caesarsacquisitioncompany.com. Please note that our website address is provided as an inactive textual reference only. We make available free of charge, through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this proxy statement.
Las Vegas, NV
April 14, 2014

CAESARS ACQUISITION COMPANY

ANNUAL MEETING OF STOCKHOLDERS OF CAESARS ACQUISITION COMPANY

Date: May 8, 2014
Time: 10:00 A.M. Eastern Time
Place: Concert Venue, Harrah's Resort Atlantic City, Atlantic City, New Jersey

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote **FOR** proposals 1 and 2.

	For	Withhold	Directors Recommend
01 Marc Beilinson	☐	☐	For
02 Philip Erlanger	☐	☐	For

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Authorized Signatures - This section must be completed for your Instructions to be executed.

________________ Please Sign Here   ________________ Please Date Above

________________ Please Sign Here   ________________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

CAESARS ACQUISITION COMPANY

Annual Meeting of Stockholders of Caesars Acquisition Company to be held on Thursday, May 8, 2014 for Holders as of March 17, 2014

This proxy is being solicited on behalf of the Board of Directors

VOTED BY:

INTERNET

Go To
www.proxypush.com/CACQ
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-416-3840
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Mitch Garber and Craig Abrahams, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of Class A common stock of Caesars Acquisition Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEM 2 AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 3.

All votes must be received by 5:00 P.M., Eastern Time, May 7, 2014.

PROXY TABULATOR FOR

CAESARS ACQUISITION COMPANY
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Proxy — Caesars Acquisition Company
Annual Meeting of Stockholders
May 8, 2014, 10:00 A.M. (Eastern Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Mitch Garber and Craig Abrahams (the "Named Proxies") and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of Class A common stock of Caesars Acquisition Company, a Delaware corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the Concert Venue, Harrah's Resort Atlantic City, Atlantic City, New Jersey, on Thursday, May 8, 2014 at 10:00 A.M. Eastern Time and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:

The 2 directors up for election are: Marc Beilinson and Philip Erlanger.

The Board of Directors of the Company recommends a vote "FOR" all nominees for director and "FOR" each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees for director and "FOR" each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box. ☐

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

Appendix A

CAESARS ACQUISITION COMPANY
2014 PERFORMANCE INCENTIVE PLAN

1.	PURPOSE OF PLAN
The purpose of this Caesars Acquisition Company 2014 Performance Incentive Plan (this “Plan”) of Caesars Acquisition Company, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means, through the grant of awards, to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY
The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1
The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan or, if no such committee or subcommittee thereof has been appointed by the Board, the full Board. To the extent the Board appoints any subcommittee to act as Administrator for all or any part of the Plan, such subcommittee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan.
With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2
Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)
grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)
accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)
adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6;

(h)
determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)
determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration;

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined; and

(l)
reprice (by amendment or other written instrument) an outstanding stock option or SAR by reducing the exercise price or base price of the award or cancel, exchange or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award.

3.3
    Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4
    Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1
    Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the Class A common stock of the Corporation, par value $0.001 per share, and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2
    Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to 3,000,000 shares of Common Stock.

The following limits also apply with respect to awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is the Share Limit.

(b)	The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 1,500,000 shares.

(c)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.
Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3
    Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan (including, for purposes of clarity, the limits of Section 4.2 of this Plan). (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the share limits of this Plan). To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Except as provided in the next sentence, shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares of Common Stock that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4
Reservation of Shares of Common Stock; No Fractional Shares of Common Stock; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1
Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1    Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.
5.1.2    Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.
5.1.3    Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.
5.1.4    Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards.

5.2
Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute basis or relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1    Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.
5.2.2    Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, net revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, property earnings (before interest, taxes, depreciation and/or amortization), adjusted earnings (before interest, taxes, depreciation and/or amortization), reduction in corporate expenses, customer service scores or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. The terms of the Performance-Based Awards may specify the manner, if any, in which performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.
5.2.3    Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 1,500,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $10,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.
5.2.4    Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.
5.2.5    Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.
5.2.6    Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan, subject to any subsequent extension that may be approved by stockholders.

5.3
    Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4
Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5
Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such administrative procedures as the Administrator may adopt, pursuant to a

“cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.
In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6
Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price (in regular trading) for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ Global Market Reporting System (the “Global Market”) for the date in question or, if no sales of Common Stock were reported by the NASD on the Global Market on that date, the last price (in regular trading) for a share of Common Stock as furnished by the NASD through the Global Market for the next preceding day on which sales of Common Stock were reported by the NASD. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last price (in regular trading) for a share of Common Stock as furnished by the NASD through the Global Market on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the Global Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Global Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7	Transfer Restrictions.
5.7.1    Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.
5.7.2    Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).
5.7.3    Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation (for example, in connection with the expiration or termination of the award),

(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)
the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8
International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.	EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS

6.1
General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2
Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the applicable award agreement.

6.3
Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

6.4
Options and SARs. With respect to each participant, such participant’s Options or SARs, or portion thereof, which have not become vested and exercisable shall expire on the date such participant’s employment is terminated for any reason unless otherwise specified herein or in an employment (or similar) agreement between the participant and the Corporation or any of its Subsidiaries in effect on the date of grant of the Option or SAR. With respect to each participant, each participant’s Options or SARs, or any portion thereof, which have become exercisable on or before the date such participant’s employment is terminated (or that become vested and exercisable as a result of such termination) shall, unless otherwise provided below or in an employment (or similar) agreement between the participant and the Corporation or any of its Subsidiaries in effect on the date of grant of the Option or SAR, expire on the earliest of (a) the commencement of business on the date the participant’s employment is terminated for “Cause” (defined below); (b) one year following the termination of the participant’s employment by reason of the participant’s death; (c) 180 days following the termination of the participant’s employment by reason of the participant’s “Disability” or “Retirement” (as such terms are defined below); (d) 120 days after the date the participant’s employment is terminated (i) by the Corporation or any of its Subsidiaries for any reason other than Cause, death or Disability or (ii) by the participant for “Good Reason” (defined below); (e) 60 days following the termination of the participant’s employment by the participant without Good Reason; or (f) the 10th anniversary of the date of grant of such Option(s) or SARs. Notwithstanding the foregoing, all Options or SARs, whether vested or unvested, that have not expired sooner, shall expire on the 10th anniversary of the date of grant. Any Option or SAR, or portion thereof, that has become exercisable by a permitted transferee on account of the death of a participant shall expire one year after the date such deceased participant’s employment terminated by reason of death, unless otherwise provided in the participant’s award agreement, and any Option or SAR or portion thereof that has been transferred to a permitted transferee during the lifetime of a participant shall expire in connection with the participant’s termination of employment at the time set forth under this Section 6.4 as if the Option or SAR were held directly by the participant, unless otherwise provided in the participant’s award agreement. Notwithstanding the foregoing, the Administrator may specify in the award agreement a different expiration date or period (not to exceed 10 years from the date of grant) for any Option or SAR granted hereunder, and such expiration date or period shall supersede the foregoing expiration period.

6.5
For purposes of the Plan, unless otherwise provided in an award agreement, as applied to each participant, “Cause” shall have the meaning of such term (or term of similar import) in an employment (or similar) agreement between such participant and the Corporation or any of its Subsidiaries, or, if such participant is not a party to such agreement or, if the participant is a party to such agreement but the agreement does not define the term “Cause” or a term of similar import, then “Cause” shall mean the termination of the participant’s employment with the Corporation and all Subsidiaries on account of (a) the willful failure of the participant to perform substantially the participant’s duties with the Corporation and its Subsidiaries (as described below) or to follow a lawful reasonable directive from the Board or the participant’s direct report (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the participant which specifically identifies the manner in which the Corporation or its applicable Subsidiary believes that the participant has not substantially performed the participant’s duties or followed a lawful reasonable directive and the participant is given a reasonable opportunity (not to exceed thirty (30) days) to cure any such failure to substantially perform, if curable; (b)(i) any willful act of fraud, embezzlement or theft by the participant, in each case, in connection with the participant’s duties with the Corporation or its Subsidiaries or in the course of the participant’s employment with or performance of services for the Corporation or its Subsidiaries or (B) the participant’s admission in any court, or conviction of, a felony; or (c) the participant being found unsuitable for, or having a gaming license denied or revoked by, the gaming regulatory authorities in Louisiana, Nevada, New Jersey or any other applicable area in which the Corporation or its Subsidiaries do business at the time of determination. For purposes of this definition, no act or failure to act, on the part of the participant, shall be considered “willful” unless it is done, or omitted to be done, by the participant in bad faith and without reasonable belief that the participant’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, by the participant in good faith and in the best interests of the Corporation.

6.6
For purposes of the Plan, unless otherwise provided in an award agreement, as applied to each participant, “Disability” shall have the meaning of such term (or term of similar import) in an employment (or similar) agreement between such participant and the Corporation or any of its Subsidiaries, or, if such participant is not a party to such agreement or, if the participant is a party to such agreement but the agreement does not define the term “Disability” or a term of similar import, then “Disability” shall mean (i) the participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) the participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or any of its Subsidiaries.

6.7
For purposes of the Plan, unless otherwise provided in an award agreement, as applied to each participant, “Good Reason” shall have the meaning of such term (or term of similar import) in an employment (or similar) agreement between such participant and the Corporation or any of its Subsidiaries, or, if such participant is not a party to such agreement or, if the participant is a party to such agreement but the agreement does not define the term “Good Reason” or a term of similar import, then “Good Reason” shall mean, without the participant’s express written consent: a material diminution by the Corporation or its applicable Subsidiary in the participant’s annual base salary, as the same may be increased from time to time, other than a reduction in base salary that applies to a similarly situated class of employees of the

Corporation or its Subsidiaries.
In order to invoke a termination for Good Reason, the participant must provide written notice to the Corporation of the existence of one of the conditions described in clauses (i) through (ii) within 30 days of the initial existence of the condition, and the Corporation or its applicable Subsidiary shall have 30 days (the “Cure Period”) during which to remedy the condition. If the Corporation or its applicable Subsidiary has failed to remedy the condition constituting Good Reason during the Cure Period, in order to invoke a termination for Good Reason, the relevant participant must terminate employment, if at all, within 30 days following the Cure Period.

6.8
For purposes of the Plan, unless otherwise provided in an award agreement, as applied to each participant, “Retirement” shall have the meaning of such term (or term of similar import) in an employment (or similar) agreement between such participant and the Corporation or any of its Subsidiaries, or, if such participant is not a party to such agreement or, if the participant is a party to such agreement but the agreement does not define the term “Retirement” or a term of similar import, then “Retirement” shall mean, when used in connection with the termination of a participant’s employment, a voluntary resignation of employment by the participant that occurs on or after the first date on which the participant has (a) attained at least the age of 50 and, when added to the number of years of continuous service by the participant with the Corporation and its Subsidiaries (including any period of salary continuation), the participant’s age and years of service equals or exceed 65 or (b) attained age 65.

7.	ADJUSTMENTS; ACCELERATION

7.1
    Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.
Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2	Corporate Transactions - Assumption and Termination of Awards. Upon the occurrence of any of the following:

•	any merger, combination, consolidation, or other reorganization in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock);

•	any exchange of Common Stock or other securities of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock);

•
a sale of all or substantially all the business, stock or assets of the Corporation in connection with which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock);

then the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.
Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested,     all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable award agreement, the Administrator may, in its discretion, provide for the accelerated vesting of any award or awards as and to the extent determined by the Administrator in the circumstances.
In connection with any event described in this Section 7.2, the Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. For the avoidance of doubt, in the event that the product obtained by such calculation with respect to options, SARs or similar rights, is zero or a negative number, then such options, SARs or similar rights, may be cancelled for no consideration.
In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the award if an event giving rise to an acceleration does not occur.
Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3
Other Acceleration Rules. The Administrator may override the provisions of Section 7.2 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with an event referred to in Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

8.	OTHER PROVISIONS

8.1
Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2	No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3
No employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4
Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5
Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)
require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)
deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.
8.6.1    Effective Date. This Plan was approved by the Board on [ ] (the “Board Approval Date”) and is effective as of such date. This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Board Approval Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Board Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
8.6.2    Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
8.6.3    Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.
8.6.4    Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards.
8.6.5    Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7
Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Construction; Severability.
8.8.1    Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.
8.8.2    Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
8.8.3    Plan Construction.

(a)
Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)
Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9
Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10
Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer

(or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11
Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12
No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13
Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14	Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, unless an award agreement provides otherwise:

(a)
In the event of an accounting restatement due to material noncompliance by the Corporation with any financial reporting requirement under the securities laws, which reduces the amount payable or due in respect of an award under the Plan that would have been earned had the financial results been properly reported (as determined by the Administrator) (i) the award will be cancelled and (ii) the participant will forfeit (A) the cash or shares of Common Stock received or payable on the vesting, exercise or settlement of the award and (B) the amount of the proceeds of the sale, gain or other value realized on the vesting or exercise of the award or the shares of Common Stock acquired in respect of the award (and the participant may be required to return or pay such shares of Common Stock or amount to the Corporation).

(b)
If, after a termination by a participant from employment or services with the Corporation and its Subsidiaries, the Administrator determines that the Corporation or any of its Subsidiaries had grounds to terminate such participant for Cause, then

(i) any outstanding, vested or unvested, earned or unearned portion of an award under the Plan that is held by such participant may, at the Administrator’s discretion, be canceled without payment therefor and (ii) the Administrator, in its discretion, may require the participant or other person to whom any payment has been made or shares of Common Stock or other property have been transferred in connection with the award after the date of the conduct constituting Cause, to forfeit and pay over to the Corporation, on demand, all or any portion of the compensation, gain or other value (whether or not taxable) realized upon the exercise of any Option or SAR, or the subsequent sale of shares of Common Stock acquired upon exercise of such Option or SAR and the value realized (whether or not taxable) on the vesting, payment or settlement of any other award during the period following the date of the conduct constituting Cause.

(c)
To the extent required by applicable law (including without limitation the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act) and/or the rules and regulations of any U.S. national securities exchange or inter-dealer quotation system on which shares of Common Stock are listed or quoted, or if so required pursuant to a written policy adopted by the Corporation (as in effect and/or amended from time to time), awards under the Plan shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into this Plan and all outstanding award agreements).